UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CARPARTS.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
2050 W. 190th Street, Suite 400, Torrance, California 90504
Notice of Annual Meeting of Stockholders

DATE & TIME	PLACE	RECORD DATE
Thursday, May 23, 2024	CarParts.com, Inc., a Delaware Corporation	April 4, 2024
9:00 a.m. Pacific Time	2050 W. 190th Street, Suite 400, Torrance, California 90504	You can vote if you were a shareholder of record on April 4, 2024
To the Stockholders of CarParts.com, Inc.:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”) of CarParts.com, Inc., a Delaware corporation (the “Company”), will be held on May 23, 2024 at 9:00 a.m. Pacific Time at the offices of the Company located at 2050 W. 190th Street, Suite 400, Torrance, California 90504, to consider and vote on the following proposals:
1.
election of the following Class III directors to hold office for a term of three years and until their respective successors are elected and qualified: David Meniane, Warren “Barry” Phelps III and Dr. Lisa Costa;

2.	ratification of our Tax Benefits Preservation Plan;
3.	ratification of the appointment of RSM US LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year 2024; and
4.	approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers, or the Say-on-Pay Proposal.
At the Annual Meeting, we will also transact such other business, if any, as may properly come before the Annual Meeting.
Only stockholders of record at the close of business on April 4, 2024 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.
All stockholders are cordially invited to attend the meeting in person. If you wish to attend the meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with photo identification must be presented in order to be admitted to the meeting. If you hold your shares in street name and wish to vote by ballot at the Annual Meeting, you will also need to obtain and present a legal proxy entitling you to vote at the Annual Meeting from the broker, bank or other nominee that holds your shares. Please refer to page 4 of the accompanying proxy statement for further details.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 23, 2024: This proxy statement and our annual report on Form 10-K for the year ended December 30, 2023 are available at http://carparts.com/investor.
By Order of the Board of Directors

David Meniane Chief Executive Officer	April , 2024

CarParts.com, Inc.
2050 W. 190th Street, Suite 400
Torrance, California 90504
YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON BY REGISTERING AT PROXYVOTE.COM. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

CARPARTS.COM, INC.
2050 W. 190th Street, Suite 400,
Torrance, California 90504
Proxy Statement
These proxy materials and the enclosed proxy card or voting instruction form are being furnished to holders of the common stock, par value $0.001 per share, of CarParts.com, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be voted at the 2024 Annual Meeting of Stockholders of the Company to be held on May 23, 2024 (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. Pacific Time at the offices of the Company located at 2050 W. 190th Street, Suite 400, Torrance, California 90504. These proxy materials are expected to be mailed on or about May 2, 2024, to all stockholders entitled to vote at the Annual Meeting.
Purpose of Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and are described in more detail in this proxy statement.
Meeting Admission
To attend the Annual Meeting, you will need to bring an admission ticket and photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 16-digit control number to access www.proxyvote.com. You can find your control number on:
•	Your proxy card available at www.proxyvote.com or included with this proxy statement; or
•	Your voting instruction form if you hold your shares in street name through a broker, bank or other nominee.
If you wish to vote by ballot at the Annual Meeting and you hold your shares in street name, you will also need to obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote your shares at the Annual Meeting. You must present this legal proxy, as well as an admission ticket and valid photo identification at the entrance to the meeting.
For questions about admission to the Annual Meeting, please contact our Corporate Secretary at (424) 205-5512.
Voting; Quorum
The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 4, 2024. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. Each share of our common stock outstanding on the record date entitles its holder to one vote on all matters presented for a stockholder vote at the Annual Meeting.
As of the record date, 56,644,740 shares of our common stock were outstanding.
The presence at the Annual Meeting, of holders of record of a majority of the voting power of our common stock issued and outstanding and entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present, the chairperson of the Annual Meeting or holders of a majority of the voting power of the stockholders present in person or by proxy may adjourn the Annual Meeting.
In the election of directors under Proposal One, the three nominees receiving the highest number of “For” votes will be elected as Class III directors. “Withhold” votes will not be counted as votes cast, and, therefore, will have no effect on the election of directors. With regard to Proposals Two, Three, and Four, to be approved, the Company must receive the affirmative vote of a majority of the
CarParts.com, Inc.  4  2024 Proxy Statement

voting power of the stockholders present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
Most of our stockholders hold their shares as a beneficial owner through a broker, bank or other nominee rather than directly in their own name. This is often referred to as holding shares in “street name.” If you hold your shares in street name and you do not give instructions to your broker, bank or other nominee, your shares may constitute broker non-votes.
Under applicable stock exchange rules, a broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker, bank or other nominee is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Proposals One, Two, and Four are each considered non-routine matters. Proposal Three is considered a routine matter. Broker non-votes will have no effect on the outcome of any of the proposals being considered at the Annual Meeting. We encourage you to vote your shares in connection with the Annual Meeting.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting.
Revoking Proxies; Changing Voting Instructions
If you have shares for which you are the stockholder of record, you may vote those shares by proxy. You may vote by mail, internet or telephone pursuant to instructions provided on the proxy card. Additionally, shares held in your name as the stockholder of record may be voted by you by ballot at the Annual Meeting.
If you are the beneficial owner of shares held in street name, you may vote by following the voting instruction form provided to you by your broker or other nominee. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds the shares giving you the right to vote the shares at the Annual Meeting.
If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting by: (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Corporate Secretary at 2050 W. 190th Street, Suite 400, Torrance, California 90504; (b) voting again by telephone or over the internet at a later time (only your latest dated proxy will be counted); or (c) attending the Annual Meeting and voting by ballot. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote by ballot at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting by ballot.
The enclosed proxy also grants the named proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present any other business at the Annual Meeting.
Solicitation
We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice, the proxy card and any additional solicitation material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, although there is no formal agreement to do so, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. In the discretion of management, we reserve the right to retain a proxy solicitation firm to assist in the solicitation of proxies.
CarParts.com, Inc.  5  2024 Proxy Statement

Note with Respect to Forward-Looking Statements
We have made certain forward-looking statements in this proxy statement that relate to expectations concerning matters that are not historical or current facts. These statements are forward looking statements for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933 as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” and similar expressions intended to identify forward-looking statements. We cannot assure you that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations, and you should not place undue reliance on these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by such language. Important factors that may cause such a difference include, but are not limited to, uncertainties regarding our business, and the economy generally, competitive pressures, our dependence on search engines to attract customers, demand for the Company’s products, the online market and channel mix for aftermarket auto parts, increases in transportation, labor and commodity and component pricing that would increase the Company’s costs, the operating restrictions in our credit agreement, the weather, the impact of customs issues or delays, supply chain disruptions and any other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Risk Factors contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.carparts.com and the SEC’s website at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this proxy statement. Except as required by law, we do not undertake any obligation to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.
CarParts.com, Inc.  6  2024 Proxy Statement

Matters to be Considered at the Annual Meeting
PROPOSAL ONE:
Election of Directors
Our Second Amended and Restated Certificate of Incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board of Directors. As a result, a portion of our Board of Directors will be elected at each annual meeting of stockholders. Ms. Liu and Mr. Maier are Class II directors whose terms expire at the 2026 Annual Meeting of Stockholders. Messrs. Greyson and Barnes and Ms. Dutra are Class I directors whose terms expire at the 2025 Annual Meeting of Stockholders. Messrs. Meniane and Phelps and Dr. Costa are Class III directors whose terms expire at the Annual Meeting.
The class whose term of office expires at the Annual Meeting currently consists of three directors. On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved Messrs. Meniane and Phelps and Dr. Costa as nominees for election as Class III directors at the Annual Meeting to serve for a term of three years, expiring at the 2027 Annual Meeting of Stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal. Each nominee for election is currently a member of our Board of Directors and has consented to be named as a nominee in this proxy statement and agreed to serve as a director if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or for good cause will not serve at the time of the Annual Meeting, the persons named on the proxy card will exercise discretionary authority to vote for a substitute nominee or the Board may determine to reduce the size of the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR ALL the nominees named below.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote “FOR ALL” of the Class III Director nominees listed below.
Information about our Directors and Nominees
We believe that our Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, the Nominating and Corporate Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. In accordance with the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”) we have charged our Nominating and Corporate Governance Committee with ensuring that at least a majority of the directors qualify as “independent” under the Nasdaq Rules. See “Corporate Governance - Board Committees and Meetings - Nominating and Corporate Governance Committee” for a discussion of the factors that are considered in selecting our director nominees.
CarParts.com, Inc.  7  2024 Proxy Statement

Our Board is currently comprised of eight directors. The table and narrative below sets forth information regarding each of our directors and our director nominees, including his or her age as of the date of the Annual Meeting, the year they first became directors, business experience during at least the past five years, public company boards they currently serve on or have recently served, and certain other biographical information and attributes that the Nominating and Corporate Governance Committee determined qualify them to serve as directors. The Nominating and Corporate Governance Committee believes that the director nominees and the other current directors have the following other key attributes that are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience and thought; and the commitment to devote significant time and energy to serve on the Board and its committees.
					Committee
Name	Age	Director Since	Current Position(s)	Independent	Audit	Compensation	Nominating and Corporate Governance
Warren “Barry” Phelps III	77	2007	Chairman of the Board	•	•	Chair
Jim Barnes	57	2019	Director	•		•
Dr. Lisa Costa	60	2020	Director	•	•
Jay K. Greyson	64	2014	Director	•	Chair	•
Nanxi Liu	33	2020	Director	•			Chair
Henry Maier	70	2021	Director	•			•
Ana Dutra	59	2022	Director	•			•
David Meniane	41	2022	Chief Executive Officer and Director
Class III Director Nominees
David Meniane Chief Executive Officer and director Age: 41 Director Since: 2022
DAVID MENIANE has served as our Chief Executive Officer and director since April 2022, and served as our Chief Operating and Financial Officer from March 2019 until April 2022. He previously served as Executive Vice President of L.A. Libations, a start-up accelerator for packaged consumer goods companies in North America, from August 2016 to March 2019, and as Chief Executive Officer of Victoria’s Kitchen, a specialty beverage company, from October 2011 through its acquisition by Hispanica International, Inc. in October 2017. Prior to that, he served as Chief Financial Officer of Aflalo & Harkham Investments, a commercial real estate investment partnership. Mr. Meniane holds a bachelor’s degree in accounting and a master’s degree in taxation from the University of Southern California and is a certified C.P.A.

We believe Mr. Meniane’s valuable business and leadership experience, combined with his intimate knowledge of our financial and operational status gained through his various roles at the Company, qualify Mr. Meniane to serve as a director.

CarParts.com, Inc.  8  2024 Proxy Statement

Warren “Barry” Phelps III Executive Chairman of Empower RF Systems Age: 77 Director Since: 2007
WARREN “BARRY” PHELPS III has been a director since September 2007 and Chairman of the Board since August 2017. Since January 2013, he has served as Executive Chairman of Empower RF Systems, a developer and manufacturer of high power RF amplifiers for the defense and commercial markets. Mr. Phelps joined the Board of Empower in February 2007, and served as its Chairman and CEO from October 2009 to January 2013. Since May of 2017, Mr. Phelps has also served on the Board of Luna Innovations, a developer and manufacturer of high-speed optical test products for the commercial and defense markets. From 2000 until his retirement in September 2006, Mr. Phelps served in several executive positions for Spirent Communications plc, a leading communications technology company, most recently as President of the Performance Analysis-Broadband Division. From 1996 to 2000, Mr. Phelps was at Netcom Systems, a provider of network test and measurement equipment, most recently as President and Chief Executive Officer. Prior to that, Mr. Phelps held executive positions, including Chairman and Chief Executive Officer at MICOM Communications, and various financial management roles at Burroughs/Unisys Corporation. He also served on the Board of Trustees of St. Lawrence University. Mr. Phelps holds a B.S. degree in mathematics from St. Lawrence University in Canton, New York and an M.B.A. from The University of Rochester in Rochester, New York.

We believe that Mr. Phelps is qualified to serve as a director due to his financial background as well as his executive management experience across numerous technology companies.
COMMITTEES:
Audit
Compensation (Chair)

Dr. Lisa Costa Chief Technology and Innovation Officer Age: 60 Director Since: 2020
DR. LISA COSTA has been a director since November 2020. Since 2018, she has been a member of the US Government Senior Executive Service. She serves as the Chief Technology and Innovation Officer (CTIO) for the US Space Force. As such she is the most senior cyber civilian of the Service and leads the work for the Service in artificial intelligence (AI), data, communications networking, Modeling Simulation & Analyses, Futures, and Energy. Previously she was CIO for USSOCOM – where she oversaw a $1.3 billion annual IT budget and network and cyber operations that included cloud infrastructure, secure mobility, satellite and terrestrial communications, and DevSecOps agile software development supporting AI. Dr. Costa was a member of multiple Defense Science Boards, invented numerous systems and algorithms, and has advised Presidential Transition Teams on national security issues. She served on the board of Hire Our Heroes and has advised Fortune 500 companies, including Target, Hilton, Starbucks, Cheniere, and FedEx on enterprise risk management. Previously Dr. Costa served as a director at the MITRE Corporation and was Vice President and Chief Scientist at Planet Risk, Inc. from 2017 to 2018. She is an honoree of the James Schlesinger Award for Service to Our Nation and has been awarded the Joint Chiefs of Staff Joint Meritorious Civilian Service Medal. Dr. Costa holds Bachelor of Science degrees in Computer Science and Mathematics from Rollins College, an MBA from Tampa College, and a PhD in Computer Science from Union Institute.

We believe that Dr. Costa is qualified to serve as a director due to her cybersecurity, network operations, and data analytics expertise and her deep understanding of business, technology, and eCommerce, as well as her experience in advising Fortune 500 companies.
COMMITTEES:
Audit

CarParts.com, Inc.  9  2024 Proxy Statement

Directors Whose Terms Continue
Class I Directors - Terms Expiring at the 2025 Annual Meeting of Stockholders
Jay K. Greyson Partner, Managing Director, and Principal of Supply Chain Equity Partners Age: 64 Director Since: 2014
JAY K. GREYSON has been a director since June 2014. He is a Partner, Managing Director, and Principal of Supply Chain Equity Partners, a committed capital private equity fund dedicated exclusively to the distribution and supply chain industry which he co-founded in 2006. Jay serves as the Non-Executive Chairman of Supply Chain Equity's portfolio companies and leads the development of strategic & tactical planning and execution initiatives. Before co-founding Supply Chain Equity Partners, Jay was a Founding Partner and the Chief Compliance Officer of Vetus Partners, an investment bank specializing in domestic and cross-border mergers, acquisitions and corporate divestitures of middle market businesses, and established and led practice groups at Brown Gibbons Lang & Company, a regional investment banking firm. Over his career, Jay has held various operating company roles, including General Manager, National Sales Manager, Product Manager, and Marketing Manager, as well as having served on a number of boards. Jay holds a B.S.E.E. degree from the University of Virginia, an M.B.A. from the University of Chicago, is recognized by the National Association of Corporate Directors (NACD) as NACD Directorship Certified, and has completed his CERT Certification in Cybersecurity Oversight.

We believe that Mr. Greyson is qualified to serve as a director due to his leadership experience in private equity and investment banking, combined with his financial background and management experience in manufacturing, distribution and supply chain.
COMMITTEES:
Audit (Chair)
Compensation

Jim Barnes CEO of enVista, LLC, a supply chain and unified commerce consulting firm Age: 57 Director Since: 2019
JIM BARNES has been a director since October 2019. From 2002 to 2022, Mr. Barnes served as the CEO of enVista, LLC, a supply chain and unified commerce consulting firm, which he co-founded. Prior to founding enVista, he was the Executive Vice President and co-founder of Q4 Logistics. Mr. Barnes has over 30 years, designing, implementing and managing supply chain solutions for Fortune 500 companies, and consults for a number of automotive parts manufacturers, distributors and retailers. Mr. Barnes holds a B.S. degree in Mechanical Engineering Technology from Purdue University.

We believe Mr. Barnes extensive subject matter expertise with respect to supply planning, supply chain execution and commerce platforms qualify him to serve as a director.
COMMITTEES:
Compensation

CarParts.com, Inc.  10  2024 Proxy Statement

Ana Dutra Board of the Latino Corporate Directors Association and chairs its Educational Foundation Board Age: 59 Director Since: 2022
ANA DUTRA has been a director since January 2022. She serves on the Board of the Latino Corporate Directors Association and chairs its Educational Foundation Board, and Pembina Pipeline (NYSE: PBA). Previously, she served as a member of the Board of Directors of First Internet Bancorp (Nasdaq: INBK), CME Group Inc. (Nasdaq:CME), Amyris (Nasdaq: AMRS) and Harvest Inc. (NCSX:HARV). Before that, she was the CEO of The Executives’ Club of Chicago from 2014 until 2018 and of Korn/Ferry Consulting from 2007 until 2013. Ana holds an M.B.A. from Kellogg at Northwestern University, a Masters in Economics from Pontificia Universidade do Rio de Janeiro, and a Juris Doctor from Federal Universidade of Rio de Janeiro. She is a faculty member of NACD and holds a NACD Directorship Certification, a CERT Certification in Cybersecurity Oversight by Carnegie Mellon University and Diligent ESG and Climate Leadership Certification.

We believe Ms. Dutra’s extensive experience assisting boards of directors, CEOs and management teams to identify and execute growth strategies through innovation, acquisitions, and new technologies and to pursue their corporate governance objectives qualify her to serve as a director.
COMMITTEES:
Nominating and Corporate Governance

Class II Directors - Terms Expiring at the 2026 Annual Meeting of Stockholders
Nanxi Liu Co-CEO and Co-Founder of Blaze Technology, Inc., CFO and Co-Founder of Nanoly Bioscience, Inc., Age: 33 Director Since: 2020
NANXI LIU has been a director since July 2020. She serves as the Co-CEO and Co-Founder of Blaze Technology, Inc., an AI-powered no-code software platform. Nanxi also serves on the Board of Directors of Proeza Group, a conglomerate, and is a Partner at XFactor Ventures, where she invests in women-founded startups. She previously served on the Boards of Directors of Carlotz (Nasdaq:LOTZ) prior to its acquisition by Shift Technologies in 2022, and Kindred Biosciences (Nasdaq: KIN), prior to its acquisition by Elanco (NYSE: ELAN) in 2021. She also served on the Board of Directors for California Department of Motor Vehicles’ New Motor Vehicle Board. Ms. Liu holds a Bachelor of Science degree in Business Administration and a Bachelor of Arts degree in Political Economy from the University of California, Berkeley.

We believe that Ms. Liu’s extensive experience in running and advising technology companies qualify her to serve as a director.

COMMITTEES:
Nominating and Corporate Governance (Chair)

CarParts.com, Inc.  11  2024 Proxy Statement

Henry J. Maier President and Chief Executive Officer of FedEx Ground, a subsidiary of FedEx Corp. Age: 70 Director Since: 2021
HENRY J. MAIER has been a director since April 2021. From 2013 until his retirement on July 31, 2021, Henry was President and Chief Executive Officer of FedEx Ground, a subsidiary of FedEx Corp. Prior to serving as President and Chief Executive Officer, Mr. Maier was an executive vice president of FedEx Ground and responsible for all the company’s strategic planning, contractor relations and corporate communications programs. Mr. Maier has over 40 years of experience in the transportation industry, including more than 35 years at FedEx companies. He currently serves as a director on the boards and various committees of CalAmp Corp. (Nasdaq: CAMP), CH Robinson, Inc. (Nasdaq:CHRW) and Kansas City Southern (NYSE: KSU), a transportation holding company. Mr. Maier previously served on the Strategic Management Committee of FedEx Corp. (NYSE: FDX), which set the strategic direction for the FedEx enterprise. Mr. Maier receive a Bachelor of Arts degree in Economics from the University of Michigan.

We believe Henry is qualified to serve on the Board due to his extensive executive leadership skills and experience within the logistics and transportation industry, which will strengthen the Board’s ability to oversee the execution of our Company’s strategy.
COMMITTEES:
Nominating and Corporate Governance

Family Relationships
There are no family relationships among any of our directors, executive officers and director nominees.
CarParts.com, Inc.  12  2024 Proxy Statement

Corporate Governance
Code of Ethics and Business Conduct
Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct can be directly accessed at https://www.carparts.com/investor/corporate-governance. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the SEC or the Nasdaq Rules, at the same location on our website. The information contained in, or that can be accessed through, our website does not constitute a part of this proxy statement.
Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines, which provide the framework for our corporate governance along with our Second Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws (the “Bylaws”), committee charters and other key governance practices and policies. Our corporate governance guidelines cover a wide range of subjects, including the conduct of board meetings, independence and selection of directors, and director ownership guidelines. The corporate governance guidelines can be accessed on our website at https://www.carparts.com/investor/corporate-governance.
The Board may periodically engage an independent third-party advisor experienced in corporate governance matters to facilitate, and bring an outside perspective to, the Board’s annual self-assessment process. The Board engaged such an advisor in 2023. During 2023, the advisor conducted one-on-one, open-ended interviews with all Board members to provide each director with the opportunity to openly discuss the performance and effectiveness of the Board as a whole and its committees. The interviews also provided each director with an opportunity to identify areas for the Board to improve its effectiveness. In addition to the director interviews, the advisor conducted interviews with members of senior management who regularly attend Board meetings to solicit their perspectives on the relationship between the Board and management. The advisor’s process was developed in consultation with the Chairman of the Board and the Chair of the Nominating and Governance Committee, as well as our CEO and our General Counsel. The advisor gathered and analyzed the data and presented its findings and recommendations to the full Board.
Director Independence
The Board reviewed the independence of each of our directors on the basis of the standards adopted by the Nasdaq Stock Market (“Nasdaq”). During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq Rules. After the review, the Board of Directors determined that each of our directors with the exception of Mr. Meniane satisfies the requirements for “independence” under the listing standards of the Nasdaq Rules. In making its determination regarding the independence of Mr. Maier, the Board considered the fact that Mr. Maier previously served as president and CEO of FedEx Ground and payments made by the Company in the ordinary course to FedEx Ground for shipping and carrier services at market rates and terms which payments represented less than 1% of the total revenue of each of FedEx Ground and its parent FedEx Corporation. Mr. Maier retired from his position at FedEx Ground effective July 31, 2021.
Board Leadership Structure
The Board has maintained a separation between the seats of Chairman and Chief Executive Officer since the Company went public in 2007 in recognition of the different demands and responsibilities of the roles and to emphasize the independence of the role of Chairman. The separate roles allow us to have a Chairman focused on the leadership of the Board, providing our Chief Executive Officer with the ability to focus more of his time and energy on managing our operations. The Board also meets regularly in executive session without the presence of management.
CarParts.com, Inc.  13  2024 Proxy Statement

Board Oversight of Risk
The Board is responsible for overseeing our risk management but its duties in this regard are aided by the Audit Committee, which is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting risk assessment and management. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee meets privately with our management team in order to assess the overall control environment and “tone at the top” and to provide the Audit Committee with direct feedback as to any control or oversight issues. Other committees, including the Compensation Committee and the Nominating and Corporate Governance Committee, review risks relevant to their particular areas of responsibility. These matters are reviewed at Board meetings as well and, if deemed necessary and appropriate, in executive session with only the independent directors present. Our management team has the primary responsibility for identifying and managing the known, material risks which could affect our operating and financial performance. Periodically, the management team reviews with the full Board the key risks facing the Company, the Compensation Committee, and the Nominating and Corporate Governance and the plans the Company has put in place to mitigate those risks. Our management team also reviews subsets of risk on a more frequent basis with the Board.
Our Board believes that the process it has established to administer the Board’s risk oversight function would be effective under a variety of leadership frameworks and, therefore, does not have a material effect on our choice of the Board’s leadership structure described above under “Board Leadership Structure.”
Board Committees and Meetings
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Investor Relations section of our website at www.carparts.com.
During fiscal 2023, the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors – 11; Audit Committee – 4; Compensation Committee – 8; and Nominating and Corporate Governance Committee – 6. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which they served during the period in which they served in 2023. We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders; however, directors are encouraged to attend all such meetings. All of our then-serving directors attended our 2023 Annual Meeting of Stockholders in person or via video conference.
Audit Committee. Our Audit Committee consists of Messrs. Greyson and Phelps and Dr. Costa. Mr. Greyson is the Chairman of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is independent under the Nasdaq Rules and Rule 10A-3 under the Exchange Act. In addition, our Board of Directors has determined that each of Messrs. Greyson and Phelps qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The primary functions of this committee include the following:
•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;
•	meeting with our independent auditors and with internal financial personnel regarding these matters;
•	pre-approving audit and non-audit services to be rendered by our independent auditors;
•	appointing from time to time, engaging, determining the compensation of, evaluating, providing oversight of the work of and, when appropriate, replacing our independent auditors;
•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;
CarParts.com, Inc.  14  2024 Proxy Statement

•	reviewing our financing plans and reporting recommendations to our full Board of Directors for approval and to authorize action; and
•	administering and discussing with management and our independent auditors our Code of Ethics and Business Conduct.
Our internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. Our independent auditors report directly to the Audit Committee and they also have unrestricted access to this committee.
Compensation Committee. Our Compensation Committee consists of Messrs. Phelps, Barnes and Greyson. Mr. Phelps is the Chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is independent under the Nasdaq Rules. The primary functions of this committee include the following:
•
determining the compensation and other terms of employment of our executive officers and senior management, and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•	recommending to our Board of Directors the type and amount of compensation to be paid or awarded to members of our Board of Directors;
•
evaluating and recommending to our Board of Directors the equity incentive plans, compensation plans and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•	administering the issuance of stock options and other equity incentive arrangements under our equity incentive plans; and
•
reviewing and approving the terms of employment agreements, severance arrangements, change-in-control protections and any other compensatory arrangements for our executive officers and senior management.

A more detailed description of the role of the Compensation Committee, including the role of executive officers and consultants in compensation decisions, can be found under “Executive Compensation and Other Information” below.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Mses. Liu and Dutra, and Mr. Maier. Ms. Liu is the Chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq Rules. The primary functions of this committee include the following:
•	identifying qualified candidates to become members of our Board of Directors;
•	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);
•	selecting candidates to fill vacancies of our Board of Directors; and
•	overseeing the evaluation of our Board of Directors.
The Nominating and Corporate Governance Committee generally seeks directors with strong reputations and experience in areas relevant to the operations and strategies of the Company’s business. In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board and the needs of the Company. The Nominating and Corporate Governance Committee generally identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experiences; and recommends director nominees to the Board for approval. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Company is taking active steps to comply with applicable legislation relating to Board diversity requirements. The Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. The Nominating and Corporate Governance Committee assesses each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business; his or her ability to think and act independently and with sound judgment; and his or her ability and commitment to serve our and our stockholders’ long-term interests. All factors considered by the Nominating and Corporate Governance Committee are reviewed in the context of an assessment of the perceived needs of the
CarParts.com, Inc.  15  2024 Proxy Statement

Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in our business, our future opportunities and strategic plans, and other trends, as well as the portfolio of skills and experience of current and prospective directors.
The Nominating and Corporate Governance Committee generally leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, a review of information concerning candidates and interviews with selected candidates. The Nominating and Corporate Governance Committee may in the future engage the services of a third-party search firm to identify director candidates. The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals pursuant to Rule 14a-8 for inclusion in our next proxy statement. The Nominating and Corporate Governance Committee will evaluate such recommendations applying its regular nominee criteria. Eligible stockholders wishing to recommend a director nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the Company’s address set forth on the first page of this proxy statement by the deadline for submitting stockholder proposals pursuant to Rule 14a-8 or our Bylaws for inclusion in our next proxy statement set forth under “Additional Information” below. Nominations in accordance with our Bylaws must specify the following information: (a) the name and address of the candidate, (b) the name, address and phone number of the stockholder making the recommendation and of the director candidate, (c) the director candidate’s qualifications for membership on the Board, (d) a resume of the candidate’s business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director if nominated by the Board, (e) a description of all direct or indirect arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (naming such person or persons) pursuant to whose request the recommendation is being made by the stockholder, (f) all other companies to which the candidate is being recommended as a candidate for director, and (g) a signed consent of the candidate to cooperate with reasonable background checks and personal interviews, and to serve as a director, if nominated and elected. In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our Company or has had any relationship requiring disclosure under Item 404 of Regulation S-K during the last fiscal year. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.
Voting Agreements with Stockholders
None
Stockholder Communications to the Board
Our Board of Directors has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary at 2050 W. 190th Street, Suite 400, Torrance, California 90504. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and substantive corporate or Board matters. Communications that are of a commercial or frivolous nature, or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.
CarParts.com, Inc.  16  2024 Proxy Statement

Policy on Stock Hedging
All directors and executive officers are prohibited from engaging in short-term or speculative transactions involving our securities, such as publicly t-aded options, short sales, puts and calls, and hedging transactions.
Environmental, Social, Governance (“ESG”) Oversight
We are committed to conducting business in an environmentally sustainable and socially responsible manner and managing the risks and opportunities that arise from ESG issues. We believe that operating in a socially responsible and sustainable manner will drive long-term value creation for our Company and its stockholders.
The Nominating and Corporate Governance Committee is responsible for overseeing the Company's ESG processes, policies, and performance and making recommendations to the full Board. The Nominating and Corporate Governance Committee will receive regular updates from management on progress and strategy to satisfy these oversight responsibilities. The Audit Committee oversees additional risk management functions, including cybersecurity risks.
In 2021, the Company launched a new initiative to enhance our ESG policies and disclosures informed by the Sustainability Accounting Standards Board (“SASB”) e-commerce industry disclosure guidelines. In 2022, our management reviewed and updated various ESG policies and processes located on the investor relations page of our website at https://www.carparts.com/ESG/. The enhanced policies included: Environmental, Data Privacy, Human Rights, Labor Rights, Whistleblower, and Political Involvement.
In 2022, the Company published its first Corporate Social Responsibility Report (“CSR Report”), located at https://www.carparts.com/ESG/. The CSR Report incorporates the Company’s SASB report, which aligned with the standards for the e-commerce industry includes quantitative data, discussion of data privacy and security, and analysis of the Company’s environmental considerations.
We aim to build upon ESG progress made thus far and continue to develop our long-term ESG roadmap.
Diversity and Inclusion
We work to enable our employees to think creatively and authentically, share their ideas, bring their whole selves to work, and strive to make a difference every day. We are proud to have a diverse team, and we recognize that there is opportunity for us to continue improving representation, particularly among our senior leadership. We support and celebrate all diversity, and are committed to providing an equal employment opportunity regardless of race, color, ancestry, religion, sex, national origin, sexual orientation, age, marital status, disability, gender identity, or Veteran status. Below is a breakdown of how our team self-identifies as of December 30, 2023:
Category	All	Corporate	Management	Executives	Board
Black	22%	4%	11%	—	—
Hispanic/Latinx	16%	17%	14%	33.4%	12.5%
Asian	42%	41%	35%	33.3%	12.5%
White	18%	35%	36%	33.3%	75%
Female	39%	39%	32%	16.7%	37.5%
In addition, our Board of Directors believes that in order to fulfill its overall fiduciary responsibility to stockholders and the Company, it must maintain a strategic composition that includes the experience, qualifications, skills, and diversity needed for each member of the Board of Directors to complement the others. When searching for new directors, the Board of Directors actively seeks to maintain its diversity. During 2023 and as of March 19, 2024, three of our eight board members were female, and two of our eight members represented a minority group.
CarParts.com, Inc.  17  2024 Proxy Statement

Board Diversity
The Board believes that it should seek diversity in experience and viewpoint to be represented on the Board. In selecting a director nominee, the Nominating and Governance Committee focuses on a combination of skills, professional expertise, background, and diverse viewpoints that would complement the existing Board.
Board Diversity Matrix (as of 3-19-2024)
Board Size:
Total Number of Directors	8
Gender:	Male	Female	Non-Binary	Undisclosed
Directors	5	3	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian (other than South Asian)	0	1	0	0
South Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Directors with Disabilities	0
CarParts.com, Inc.  18  2024 Proxy Statement

PROPOSAL TWO:
Ratification of Tax Benefits Preservation Plan
You are being asked to ratify the adoption by our Board of the Tax Benefits Preservation Plan (the “Tax Plan”), dated as of April 5, 2024, by and between the Company and Computershare Trust Company, N.A., as rights agent. A summary of the Tax Plan appears below and is qualified by the full text of the Tax Plan attached as Appendix B to this Proxy Statement.
Background of the Proposal
On April 5, 2024, we entered into the Tax Plan between us and Computershare Trust Company, N.A., as rights agent. The Tax Plan is designed to preserve the availability of our existing net operating loss carryforwards and other tax attributes (collectively, the “Tax Assets”). In adopting the Tax Plan, the Board of Directors concluded that it is in the best interests of the Company and our stockholders that the Company provide for the preservation of our Tax Assets by adopting the Tax Plan.
While stockholder ratification of the Tax Plan is not required under Delaware law, our Board of Directors has determined to seek stockholder ratification of the Tax Plan in furtherance of good corporate governance. The Rights issued pursuant to the Tax Plan will expire upon the earliest of: (i) the close of business on the third anniversary of the adoption of the Plan (the “Final Expiration Date”); (ii) the close of business on the first anniversary of the date of the adoption of the Tax Plan if stockholder approval of the Tax Plan is not obtained prior to such date; (iii) the time at which the Rights are redeemed pursuant to the Tax Plan, (iv) the time at which the Rights are exchanged pursuant to the Tax Plan; (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement approved by the Board; (vi) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Attributes (as defined in the Tax Plan); or (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward or otherwise utilized
The Tax Benefits Preservation Plan
The Tax Plan is intended to help protect the Company’s Tax Assets. Through year-end 2023, the Company has U.S. federal net operating loss carryforwards of approximately $105 million as well as other tax attributes that could potentially be used to offset the Company’s future U.S. federal income tax expense. We can utilize the Tax Assets in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the Tax Assets would be substantially limited if there were an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Internal Revenue Service rules.
The Board of Directors adopted the Tax Plan to reduce the risk that our ability to use our Tax Assets would be substantially limited following an “ownership change” under Section 382 of the Code. The Tax Plan deters any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Code) or, in certain cases, from increasing such person’s or group’s ownership of shares of the Company’s common stock beyond 4.99%, in each case, without first obtaining the approval of the Board of Directors. In general, an ownership change would occur if the Company’s “5-percent shareholders” collectively increase their ownership in the Company by more than 50 percentage points over a rolling three-year period. While the Board of Directors adopted the Tax Plan to diminish the risk that the Company’s ability to use our Tax Assets would be substantially impaired, nonetheless, the Tax Plan may also have an “anti-takeover effect” because it may deter or discourage a person or group from acquiring beneficial ownership of 4.99% or more of the shares of common stock or, in the case of a person or group that already own 4.99% or more of the shares of common stock, from acquiring any additional shares without advance approval from the Board of Directors. Subject to certain exceptions, if any person or group acquires 4.99% or more of the outstanding shares of common stock without approval of the Board of Directors, there would be a triggering event under the Tax Plan that could result in significant dilution in the ownership interest of such person or group. As such, the Tax Plan has anti-takeover effects.
CarParts.com, Inc.  19  2024 Proxy Statement

The description of the Tax Plan contained in this Proposal Two is qualified in its entirety by reference to the text of the Tax Plan which is attached hereto as Appendix B. You are urged to carefully read the Tax Plan in its entirety as the discussion herein is only a summary.
The Rights. On April 4, 2024, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock. Rights were issued to the stockholders of record as of the close of business on April 16, 2024 (the “Tax Plan Record Date”). Each Right, upon becoming exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock (the “Series B Preferred Stock”), par value $0.001 per share, of the Company at a price of $11.13 per one one-thousandth of a share of Series B Preferred Stock (the “Purchase Price”), subject to adjustment and to the other terms, provisions and conditions of the Tax Plan.
The description and terms of the Rights are set forth in the Tax Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights, powers or preferences.
Series B Preferred Stock.  Each share of Series B Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to the greater of (a) $10.00 per share and (b) 1,000 times the dividend declared per share of common stock, subject to adjustment. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of Series B Preferred Stock will have 1,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of Series B Preferred Stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions. Shares of Series B Preferred Stock purchasable upon exercise of the Rights will not be redeemable.
Because of the nature of the Series B Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Series B Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of common stock.
Exercisability. The Rights will not be exercisable until the earlier of (i) ten (10) business days following a public announcement that a person or group (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of common stock then outstanding or any existing 4.99% or greater holder has acquired one or more additional shares of common stock (except in certain situations) or (ii) ten (10) business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of common stock (the earlier of such dates called the “Distribution Date”). Until the Distribution Date, the Rights will be evidenced, with respect to any of the common stock certificates (or book entry shares in respect of the common stock) outstanding as of the Tax Plan Record Date, by such common stock certificate (or such book entry shares) together with a notation to that effect.
Until the Distribution Date, the Rights will be transferred only with the common stock. Until the Distribution Date, new common stock certificates (or book entry shares in respect of the common stock) issued after the Tax Plan Record Date upon transfer or new issuances of common stock, as applicable, will contain a notation incorporating the Tax Plan by reference and, with respect to any uncertificated book entry shares issued after the Tax Plan Record Date, proper notice will be provided that incorporates the Tax Plan by reference.
In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of common stock having a market value of two times the Purchase Price.
Exchange. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of common stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of common stock, at an exchange ratio of one share of common stock per Right (subject to adjustment).
CarParts.com, Inc.  20  2024 Proxy Statement

Expiration. Pursuant to the Tax Plan, the Rights will expire upon the earliest to occur of the following:
•	the close of business on April 5, 2027;
•	the close of business on the first anniversary of the date of the adoption of the Tax Plan if stockholder approval of the Tax Plan is not obtained prior to such date;
•	the time at which the Rights are redeemed or exchanged under the Tax Plan;
•	the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Tax Plan;
•	the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Tax Plan is no longer necessary for the preservation of the Company’s Tax Attributes; or
•	the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Attributes may be carried forward.
Anti-Dilution Provisions.  The Purchase Price payable, and the number of shares of Series B Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision or combination of, the Series B Preferred Stock; (ii) upon the grant to holders of the Series B Preferred Stock of certain rights or warrants to subscribe for or purchase Series B Preferred Stock at a price, or securities convertible into Series B Preferred Stock with a conversion price, less than the then-current market price of the Series B Preferred Stock; or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series B Preferred Stock) or of subscription rights or warrants. No adjustments to the Purchase Price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock, or subdivisions, consolidation or combinations of the common stock occurring, in any such case, prior to the Distribution Date.
Redemption. The Board of Directors may, at any time prior to a Trigger Event, as defined in the Tax Plan, redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date of the adoption of the Tax Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Amendments. For so long as the Rights are then redeemable, the Company may amend the Tax Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Tax Plan (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision or (ii) to make any other changes or provisions which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment will adversely affect the interests of the holders of Rights (other than an Acquiring Person), and no such supplement or amendment will cause the Rights again to become redeemable or cause the Tax Plan again to become amendable as to an Acquiring Person; provided further, that the right of the Board of Directors to extend the Distribution Date shall not require any amendment or supplement under the Tax Plan.
Vote Required
Approval of this Proposal Two requires the affirmative vote of a majority of the voting power of the stockholders present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote on this proposal. Consequently, broker non-votes will have no effect on the vote
Recommendation of Our Board of Directors
Our Board Of Directors recommends that the stockholders vote “FOR” the ratification of the Tax Benefits Preservation Plan.
CarParts.com, Inc.  21  2024 Proxy Statement

PROPOSAL THREE:
Ratification of Appointment of Independent Registered Public Accounting Firm
RSM US LLP (“RSM”) has audited our consolidated financial statements since 2015. The Audit Committee has appointed RSM to continue in this capacity for the fiscal year ending December 30, 2024 (“fiscal 2024”). We are asking our stockholders to ratify the appointment by the Audit Committee of RSM as our independent registered public accounting firm to audit our consolidated financial statements for fiscal 2024 and to perform other appropriate services. Stockholder ratification of the appointment of RSM as our independent registered public accounting firm is not required by the Bylaws or otherwise. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time if the committee feels that such a change would be in our best interests and in the best interests of our stockholders.
A representative of RSM is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Recommendation of Our Board of Directors
Our Board Of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for fiscal 2024.
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Fees Paid to Independent Registered Public Accounting Firm
Principal Accountant Fees
The following table sets forth the fees billed to us for fiscal years 2023 and 2022 by RSM:
	Fiscal 2023	Fiscal 2022
Audit Fees	$1,270,500	$1,317,750
Audit Related Fees	$42,000	$21,000
Tax Fees	$8,400	$9,975
All Other Fees	—	—
Total	$1,320,900	$1,348,725
Audit Fees. Audit fees consisted of fees billed by RSM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements.
Audit Related Fees. Audit related fees for fiscal 2023 consisted of fees billed by RSM for professional services rendered in connection with reviews of registration statements and other accounting consultations not qualifying under audit fees.
Tax Fees. Tax fees include fees for tax compliance, tax advice and tax planning services.
All Other Fees. All other fees relate to services not captured in the audit, audit-related, or tax categories.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
All engagements for services by RSM are subject to prior approval by the Audit Committee pursuant to the pre-approval policy set forth in the charter of the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee may also delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals, provided that the decision of any member to whom authority is so delegated shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee approved all services provided by RSM for fiscal years 2023 and 2022.
CarParts.com, Inc.  23  2024 Proxy Statement

Audit Committee Report*
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 30, 2023 included in the Company’s Annual Report on Form 10-K for that year.
In carrying out its responsibilities under the Audit Committee Charter, which is available by accessing the investor relations section of our website at https://www.carparts.com/investor/corporate-governance#governance-documents, the Audit Committee, among other things, supervises the relationship between the Company and its independent auditors, including making decisions with respect to their appointment or removal, reviewing the scope of their audit services, pre-approving audit engagement fees and non-audit services and evaluating their independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company’s systems of internal and disclosure controls and internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.
The Company’s management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the Company’s system of internal controls. The independent auditor’s responsibilities include (i) auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles (“GAAP”) and (ii) auditing the financial statements and expressing an opinion on management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting.
The Audit Committee met four times during fiscal 2023. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include sessions with the Company’s independent auditor and management present and regular sessions without the presence of the Company’s management.
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with management and the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 30, 2023. The Audit Committee discussed with the independent auditors such matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also discussed with the auditors the independence of the auditors from the Company and its management, including the matters in the written disclosures the Audit Committee received from the independent auditor as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the auditor’s independence.
Based on its review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, for filing with the SEC. The Audit Committee has also selected RSM as the Company’s independent auditors for fiscal year 2024.
Submitted by the Audit Committee
of the Board of Directors:
Jay Greyson, Chairman
Barry Phelps
Dr. Lisa Costa
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

CarParts.com, Inc.  24  2024 Proxy Statement

Executive Officers
The table below sets forth certain information regarding our current executive officers.
Name	Age	Current Position(s)
David Meniane	41	Chief Executive Officer
Ryan Lockwood	41	Chief Financial Officer
Michael Huffaker	44	Chief Operating Officer
Kals Subramanian	48	Chief Technology Officer
The following is certain biographical information describing the business experience of each of our executive officers who is not a director. The biography of Mr. Meniane appears earlier in this proxy statement. See “Information about our Directors and Nominees.”
Ryan Lockwood has served as our Chief Financial Officer since April 2022. Previously, Mr. Lockwood served as our Senior Vice President of Finance since June 2020. Before joining CarParts.com, Mr. Lockwood was a Portfolio Manager and Head of Fixed Income from 2011 to 2020 for Private Management Group, a registered investment advisor based out of California. From 2008 to 2011, Mr. Lockwood served as the CFO and Controller of HFE, LP, a family office that managed a multi-sector real estate portfolio. Mr. Lockwood holds a Bachelor of Science degree in Accounting and a Master of Business Taxation degree from the University of Southern California and he is also a CFA Charterholder.
Michael Huffaker has served as our Chief Operating Officer since December 2022. Mr. Huffaker, previously served as Vice President, Category Leader, for Amazon Fresh Grocery from June 2014 to December 2022, where he eventually oversaw a portfolio of 57 purpose-built grocery fulfillment centers, five grocery distribution centers, forty grocery stores and a team of approximately six hundred staff. Prior to that, Mr. Huffaker was Senior Manager for Amazon Fresh from August 2011 to May 2014, and as Manager, Vendor Management, Wireless from March 2008 to July 2011. Mr. Huffaker began his buying career in 2003 at Wal-Mart Stores and thereafter held additional buying roles with Sam’s Club and Circuit City. Mr. Huffaker received both his undergraduate degree and MBA from the University of Arkansas.
Kals Subramanian has served as our Chief Technology Officer since April 2022. Before joining CarParts.com, Mr. Subramanian served as Vice President of eCommerce Technology at Lowe’s Company, Inc. from February 2021 to April 2022, and as its Senior Director of Product Management from April 2020 to February 2021. From 2015 to 2020, Mr. Subramanian served as Director of IT Application Delivery and Strategy at Best Buy Co, Inc. and from 2012 to 2015, he held various management positions at Target Corporation within its Target.com and Mobile, Technology Services division. Mr. Subramanian holds a Bachelor of Engineering degree in Electrical and Electronics Engineering from Bharathidasan University.
Our executive officers are elected by our Board of Directors and serve at the discretion of our Board until their successors have been duly elected and qualified or until their earlier resignation or removal.
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Compensation Committee Report*
The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2024 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2024 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for its 2023 fiscal year.
Submitted by the Compensation Committee
of the Board of Directors:
Barry Phelps, Chairman
Jay Greyson
Jim Barnes
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

CarParts.com, Inc.  26  2024 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the principles, objectives, policies, practices and components of our executive compensation program and the bases on which executive compensation decisions were made by our Compensation Committee for fiscal 2023 and discloses the various forms of compensation paid to our executives, including the following named executive officers or “NEOs”.
•	David Meniane – Chief Executive Officer
•	Ryan Lockwood – Chief Financial Officer
•	Michael Huffaker – Chief Operating Officer
•	Kals Subramanian – Chief Technology Officer
•	Houman Akhavan – Former Chief Marketing Officer(1)
(1)
On July 7, 2023, the Company announced that its then Chief Marketing Officer, Houman Akhavan, had departed the Company. On July 10, 2023, Mr. Akhavan ceased to serve as an officer or employee of the Company and its affiliates. At the time of his departure, no severance or other consideration was paid to Mr. Akhavan.

Policies Relating to Our Common Stock
Insider Trading Policy
Our insider trading policy prohibits all directors, employees and their family members from purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also contains anti-hedging and pledging prohibitions, which among other things, prohibit directors and employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e. puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by executive officers and directors to be pre-cleared by appropriate Company personnel.
Stock Ownership Policy
To further align the long-term interests of our executive officers with those of our stockholders, our stock ownership guidelines require executive officers and non-employee directors to maintain significant direct ownership in our common stock. In particular, our Executive Officer Stock Ownership Policy (“Stock Ownership Policy”) mandates that our executive officers own shares of our common stock having an aggregate value at least equal to 100% of the officer’s annual base salary (600% in the case of our CEO, and 300% in the case of our CFO). Newly-hired or promoted executive officers are required to comply within three years following his or her hire or promotion date. The Stock Ownership Policy also requires that the Company’s CEO and CFO maintain a minimum retention ratio of at least one half of their Company common stock and option holdings until they meet the stock ownership guidelines and a minimum retention ratio of at least two-thirds of all vested restricted stock (net of shares withheld for or used to pay taxes) for a period of at least 36 months following the date such restricted stock vests. The Company maintains separate Director Stock Ownership Guidelines which are discussed below.
Each executive officer and non-employee director remains subject to the Stock Ownership Policy or Director Stock Ownership Guidelines, as applicable, as long as he or she continues to be employed by us or serves on the Board, respectively. Exceptions may be made in extraordinary circumstances such as personal hardship. We measure ongoing compliance with the Stock Ownership Policy and Director Stock Ownership Guidelines annually, as of the date of our annual meeting of stockholders (“Determination Date”), and value the shares held based on the higher of: (i) the price they were acquired or (ii) market value, with market value determined as the closing price of our common stock on the Determination Date. To calculate stock ownership, shares underlying unexercised stock options are not included, while 65% of unvested restricted stock awards (estimating net after tax shares assuming a 35% tax rate) are included.
CarParts.com, Inc.  27  2024 Proxy Statement

Executive Compensation Clawback Policy
In May 2023, we adopted the CarParts.com, Inc. Incentive Compensation Recovery Policy, effective as of May 25, 2023 (the “Clawback Policy”), for compliance with the Nasdaq Rules and Section 10D of the Exchange Act. The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation received by covered employees (current and former executive officers) during the three fiscal years that precede the date the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement. A copy of the Clawback Policy is included as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023.
We previously adopted an Executive Compensation Clawback Policy pursuant to which executive officers are required to return incentive compensation paid to them if the financial results upon which the awards were based are materially restated and such executive officer engaged in fraud or intentional illegal conduct which materially contributed to the need for such restatement (a “Material Financial Restatement”). Under the Executive Compensation Clawback Policy, the Company can require reimbursement of all or a portion of any bonus, incentive payment, equity-based compensation (including performance-vesting restricted stock awards, time-vesting restricted stock awards and stock options), or other compensation to the extent that it is paid, earned or vests less than three years prior to the date we publicly disclose the need for the applicable Material Financial Restatement. The Executive Compensation Clawback Policy will continue to apply to incentive compensation received prior to the effective date of the Clawback Policy.
We believe the Clawback Policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides the opportunity for recoupment in the event that an executive officer took actions that, in hindsight, should not have been rewarded.
Good Governance and Best Practices
In furtherance of our objective of implementing policies and practices that are mindful of the concerns of our stockholders, (i) the Compensation Committee is comprised solely of independent directors, and (ii) the Compensation Committee retained Compensia, Inc. (“Compensia”) as its independent compensation consultant to provide it with advice on matters related to executive compensation, non-employee director remuneration and assistance with preparing compensation disclosure for inclusion in our SEC filings.
The Company provides competitive pay opportunities that we believe reflect best practices. The Compensation Committee continually reviews best practices in governance and executive compensation. In observance of such best practices, the Company:
•	Does not provide supplemental retirement benefits to the NEOs;
•	Maintains incentive compensation plans that do not encourage undue risk taking and align executive rewards with annual and long-term performance;
•	Has not engaged in the practice of re-pricing/exchanging stock options;
•	Does not provide for any “modified single trigger” severance payments to any NEO;
•	Does not provide any tax gross-up payments in connection with any Company compensation programs to any NEO;
•	Maintains an equity compensation program that has a long-term focus, including equity awards that generally vest over a period of three or four years; and
•
Does not permit our directors or employees to engage in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions with respect to our securities.

CarParts.com, Inc.  28  2024 Proxy Statement

Compensation Philosophy and Objectives
Our executive compensation programs are designed to attract, motivate, and retain talented executives who possess skills relevant to the highly competitive and dynamic e-commerce industry in which we operate. Our compensation programs offer competitive compensation and reward the achievement of both short and long-term financial objectives. Compensation generally consists of long-term and short-term incentives and cash and non-cash forms of compensation. Short-term compensation primarily consists of base salary and cash or equity-based bonuses. Long term-incentives include equity awards, typically in the form of restricted stock units or options, although we did not grant any stock options to our executives in 2023. Other compensation components include severance benefits and accelerated vesting upon certain triggering conditions (e.g. change of control), allowances, generally available benefits such as health insurance and retirement benefits (401(k)), benefits associated with participation in our deferred compensation plan, the ability to purchase discounted stock under the Company’s 2021 Employee Stock Purchase Plan (“ESPP”), and the ability to purchase stock under the Company’s Officer and Director Share Purchase Plan. Our general employee benefit programs are selected to be competitive with the broader job market.
Decisions regarding executive compensation are the responsibility of our Compensation Committee, in consultation from time to time with the Board of Directors, members of management and independent compensation consultants. Our CEO provides performance reviews of the other NEOs and makes recommendations to the Compensation Committee regarding their compensation, although the Compensation Committee is not bound by his recommendations. The Compensation Committee believes it possesses the skills and resources required to effectively discharge its duties in reviewing and recommending the compensation arrangements for our NEOs. The Compensation Committee also regularly reviews and approves equity grants to non-executive employees proposed by management, typically on the basis of pre-established ranges, and requires business justification to approve any grants that exceed pre-established ranges. The Compensation Committee meets as frequently as it deems necessary to address matters within its area of responsibility. Review of proposed executive compensation packages for the following year typically commences in the fourth quarter of each fiscal year.
As part of the Compensation Committee’s annual evaluation of executive compensation, the Compensation Committee engaged Compensia to ensure that the Company remained competitive in attracting and retaining talented executives. Other than its work for the Compensation Committee, Compensia has not performed any other services for us, and the Compensation Committee has determined that the work performed by Compensia has not raised any conflict of interest. Compensia consults with the Compensation Committee regarding our executive compensation programs and provides recommendations to ensure our executive compensation practices are competitive, cost effective and reasonably suited to our operational needs, strategic direction and financial condition.
In determining an executive officer’s compensation, the Compensation Committee considers several factors, including, the executive’s responsibilities, expertise, past experience, performance history, our financial condition and outlook, and the compensation practices of companies within our peer group. In general, we seek to be competitive within our peer group for total executive compensation, and allocate more weight to long-term and short-term performance-based forms of compensation, which we believe incentivize our executives to manage our operations in a manner that will increase our competitiveness, strengthen our financial position and generate long-term stockholder value.
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The Compensation Committee utilized data from the group of peer companies listed below to assist in making compensation decisions for the NEOs. This peer group was reviewed by Compensia and approved by the Compensation Committee and consisted of heavily technology-enabled companies with an internet or applications software focus that we believe are of a similar size to us utilizing trailing twelve-month revenues, market capitalization and employee headcount. At the time this peer group was selected, the median revenue and market capitalization of these firms were approximately $598,000,000 and $531,000,000, respectively. In 2023, the Compensation Committee elected to utilize a peer group used to design our 2023 executive compensation program, consisting of the following entities:
•	Boot Barn	•	Limelight Networks
•	America’s Car-Mart	•	Purple Innovation
•	Revolve Group	•	Quotient Technology
•	e.l.f. Beauty	•	Brightcove
•	Gentherm	•	Shutterstock
•	Motorcar Parts of America	•	Stoneridge
•	PetMed Express	•	The Buckle
•	Magnite	•	The Lovesac Company
•	The RealReal	•	Turtle Beach
Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives. Base salaries may be adjusted based on numerous factors, including a change in an NEO’s responsibilities, demonstrated performance or relevant competitive market data. Although the Compensation Committee does not have a pre-established policy or target a specific percentile among the peer group for the allocation of the various components of executive compensation, given our financial performance in 2022, the Compensation Committee determined it appropriate to maintain the compensation of our NEOs for fiscal 2023 at levels that closely approximate the peer group median percentile for total compensation. This was achieved in part by increasing the use of “at-risk” equity-based forms of compensation. Adjustments to a NEO’s compensation made in connection with the Compensation Committee’s annual review generally occur in the first quarter of the fiscal year. Equity awards for our NEOs are typically granted during the first quarter of the fiscal year.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) disallows a tax deduction to publicly held companies for compensation paid to certain covered executives to the extent such compensation exceeds $1.0 million per covered officer in any year. The Compensation Committee understands that it is possible that the compensation payable to our named executive officers will exceed the $1.0 million limit under Section 162(m). We believe that in establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more NEOs with the opportunity to earn incentive compensation, whether through annual cash incentive programs tied to our financial performance or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the named executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
Components of Compensation
The components of our 2023 executive compensation program include:
•	Base salary
•	Performance based annual incentive bonus under our annual bonus plan
•	Performance based long-term equity incentive awards (“LTI”)
CarParts.com, Inc.  30  2024 Proxy Statement

•	Time-based long term equity incentive awards
•	Severance and change of control protection
•	Generally available benefit programs
•	Benefits under our deferred compensation plan
•	Discounted stock purchases under our ESPP
Base salaries are paid in cash but NEOs may elect to have a portion of their salaries paid in shares of our common stock under our Officer and Director Share Purchase Plan and may also allocate a portion of their earnings to purchase stock under our Employee Stock Purchase Plan, in each case subject to plan-specific limits as discussed below. Annual incentive bonuses for fiscal 2023 consisted of equity awards granted at 50% of target under our 2023 annual bonus plan, in the form of performance-based restricted stock units (“Annual Bonus PRSUs”), and additional cash consideration for any amount above 50% of target bonus achievement. The Annual Bonus PRSUs are granted based on 50% of target amount that is set for each executive officer, which is expressed as a percentage of base salary, and vest after 1 year. The total amount of bonus earned can range from 0% to 200% of the target amount, depending on the degree to which applicable financial metrics and individual management-based objectives (“MBOs”) are realized. Long-term incentive-based payments consist of (1) time-based RSUs, which generally vest over a period of three years in equal annual installments (“RSUs”); and (2) performance based restricted stock units which are paid out on the basis of annual and cumulative shareholder returns realized for our common stock over a three-year period relative to the Russell 2000 index (“TSR PRSUs”). The maximum total amount of TSR PRSUs that can be paid out is 300% of the target amount. We did not award any stock options to our NEOs in 2023. Additionally, NEOs are eligible to receive certain severance benefits and acceleration of awards in the event they are involuntarily terminated or we undergo a change of control.
Compensation Structure
Our 2023 compensation structure includes short-term and long-term incentives tied to financial performance in the current and future years. The following table illustrates the percentage of each compensation component for our CEO versus our other executive officers. For incentive-based compensation, target amounts were used.
Overview of Target Executive Compensation for Fiscal 2023
Position	Short Term		Long Term Incentives		Other Compensation
	Base Salary ($)	Target Bonus ($)	Time-based RSUs ($)	Performance- based RSUs ($)	($)
CEO(1)	646,000	646,000	1,438,500	1,438,500	46,531
Other NEOs as a group(2)	1,275,000	637,500	1,174,998	1,570,998	104,046
(1)	Represents the Compensation for Mr. Meniane.
(2)	Represents the Compensation for Messrs. Lockwood, Huffaker and Subramanian.
Compensation Components
The primary components of our executive compensation program generally include (a) base salaries; (b) annual bonuses in the form of performance-based restricted stock and cash; (c) annual equity grants; and (d) in certain cases, other long-term equity incentive opportunities. Executives also participate in employee benefit programs available to the broader employee population such as our 401(k) plan and health insurance and are entitled to severance protection benefits. Our executive compensation program is intended to provide executives with overall levels of compensation that are competitive within the e-commerce industry, as well as within a broader spectrum of companies with comparable revenues and market capitalizations. Our 2023 compensation structure includes short-term and long-term incentives tied to financial performance, in the current and future years. The Compensation Committee selected these components for fiscal 2023 in order to attract and retain high-performing executives and reward the delivery of strong financial results and stock performance. The use and weight of these components were based on the Compensation Committee's general experience in making a subjective determination of the importance of each component in meeting our overall compensation philosophy and performance objectives. The Compensation Committee believed that this set of
CarParts.com, Inc.  31  2024 Proxy Statement

components was appropriate and effective but will continue to review these elements of compensation and may change them if it believes that doing so will improve our compensation objectives. The Compensation Committee reviews the entire executive compensation program (other than generally available benefit programs) on at least an annual basis. However, the Compensation Committee at any time may review one or more components as necessary or appropriate to ensure such components remain competitive, appropriately designed to reward performance, and aligned with our compensation philosophy and objectives.
Advisory Vote on Executive Compensation
At our 2023 Annual Meeting of Stockholders, stockholders were asked to vote on the frequency of say-on-pay. In line with stockholder preference, the Board has approved an annual say-on-pay vote until the next say-on-pay frequency vote in 2029. Our most recent say on pay vote took place in connection with our 2023 Annual Meeting of Stockholders, and the next vote (following the vote at our 2024 Annual Meeting of Stockholders) will take place in connection with the 2025 Annual Meeting of Stockholders.
Our executive compensation program has previously received strong shareholder support. At the 2017, 2020 and 2023 Annual Meetings, it received support of 98.8%, 98.4% and 91.9% of the votes cast, respectively. Our Compensation Committee and the other members of our Board view this consistent high level of support as indicative of our commitment to effectively link pay and performance. Our shareholders’ votes, reflects strong support for our executive compensation program, pay-for-performance compensation philosophy and goals, market best practices and focus on shareholders’ interests.
Annual Base Salaries
Base salaries for NEOs are set with regard to the individual’s position within the Company and the individual’s current and sustained performance results and, in the case of our NEOs for 2023, at levels that would allow us to successfully attract them to the Company. Base salary levels, and any increases or decreases to those levels for each executive, are reviewed annually by the Compensation Committee and may be adjusted based on factors such as the overall performance of the Company, new roles and/or responsibilities assumed by the executive, the performance of the executive’s area of responsibility, the executive’s significant impact on strategic goals, the executive’s length of service with the Company, or revisions to the Company’s compensation philosophy.
The Compensation Committee reviews executive base salaries in conjunction with our annual performance review process. During this process, the CEO will review the performance of the other NEOs and will report those findings to the Compensation Committee. A NEO’s personal performance will be judged in part on their successful completion of individualized MBOs. Factors considered in setting an NEO’s base salary, include their experience, skills, expertise, responsibilities, individual performance, and our overall performance as a company, and, where appropriate, the recommendations of our CEO. Individual performance assessments are qualitative and are guided by the recommendations of our CEO (other than for himself) as well as the experience and knowledge of the members of the Compensation Committee regarding compensation matters. No specific weight is attributed to any of the factors considered by the Compensation Committee in setting base salary changes although expansions in responsibilities or the assumption of additional roles within the Company may result in significant merit increases. Salaries are benchmarked against market data for comparable positions to determine whether total short-term compensation is competitive with the overall job market and the Compensation Committee will evaluate a proposed executive salary in relation to our operational budget and financial projections to determine the extent to which granting an increase is financially prudent. The Compensation Committee does not follow a fixed formula to determine salary increases.
NAME AND TITLE	2022 BASE SALARY	2023 BASE SALARY
David Meniane, Chief Executive Officer	$609,000	$646,000
Ryan Lockwood, Chief Financial Officer	$400,000	$425,000
Houman Akhavan, Former Chief Marketing Officer	$360,000	$380,000
Michael Huffaker, Chief Operating Officer	—	$425,000
Kals Subramanian, Chief Technology Officer	400,000	$425,000
Annual Incentive Bonuses
Our executives are eligible to earn annual incentive bonus compensation under our incentive bonus plan that ties the level of achievement of the Company’s annual financial performance goals to the amount of annual incentive compensation that we pay to
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each of our executives. Our annual incentive payouts have typically been denominated in equity rather than cash. Our 2023 Bonus Plan for executive officers was designed to drive toward the achievement of our annual objectives and reward individual performance in connection with achievement of those shorter-term objectives, while at the same time linking executives’ interests with the creation of stockholder value. Each NEO has a target bonus opportunity expressed as a percentage of his base salary as in effect at the end of the fiscal year. For 2023, the Compensation Committee initially granted our NEOs incentive bonuses in the form of performance-based equity awards under our 2016 Equity Incentive Plan at 50% of target bonus amounts, with an opportunity to earn cash bonus if performance exceeded 50% of targets. Our Equity Incentive Plan provides the Compensation Committee discretion to grant equity or cash to employees in many forms.
For 2023, incentive bonuses were established based upon a mix of Adjusted EBITDA, total sales, and MBOs, so as to encourage the executives to maximize the performance of the business, and in turn, increase stockholder value. For purposes of the 2023 Bonus Plan, we defined Adjusted EBITDA, a non-GAAP measure, as net income (loss) before net interest expense, income tax provision, depreciation and amortization expense and amortization of intangible assets, plus share-based compensation expense. A reconciliation of Adjusted EBITDA to net income (loss) is provided in our Annual Report on Form 10-K. and as Appendix A to this Proxy Statement. Incentive bonuses are established, adjusted and given final approval by the Compensation Committee, which has full discretion as to whether or not to award a given bonus. Target incentive bonuses for our executive officers were granted in the form of PRSUs in lieu of target cash bonus, with the opportunity to earn additional amounts in cash if the bonus performance exceeds target amounts. Each executive’s target bonus for fiscal 2023 is as follows:
NAME AND TITLE	TARGET BONUS (% OF BASE SALARY)	# TARGET PRSUs (#)
David Meniane, Chief Executive Officer	100%	48,939
Ryan Lockwood, Chief Operating and Financial Officer	50%	16,098
Houman Akhavan, former Chief Marketing Officer(1)	50%	14,394
Michael Huffaker, Chief Operating Officer	50%	16,098
Kals Subramanian, Chief Technology Officer	50%	16,098
(1)	Mr. Akhavan’s PRSUs were forfeited once he ceased to be the Company’s Chief Marketing Officer.
Under our 2023 Bonus Plan, 35% of the target bonus for executive officers were based on Adjusted EBITDA, 35% on sales and 30% on achievement of individual MBOs. In 2023, based on achievement relative to sales and Adjusted EBITDA, our NEOs received bonuses as discussed below.
The PRSUs were used to better align the compensation of the executive officers with financial performance. The actual bonus earned by the NEOs for the sales and Adjusted EBITDA components is assessed on a linear basis by the Compensation Committee based on the degree to which the Company achieved its Adjusted EBITDA and sales goals for 2023. Each PRSU earned is settled in one share of the Company’s common stock. The maximum bonus payable to each executive officer under the 2023 Bonus Plan based on the Adjusted EBITDA, sales performance and MBO components is equal to 200% of the executive’s target bonus opportunity with respect to these components. The Compensation Committee determined to cap bonus payouts for outperformance at 200% of the target bonus amount to limit our executives’ maximum bonus potential.
The following table summarizes the minimum, target, and maximum performance thresholds for the sales and Adjusted EBITDA components of our 2023 Bonus Plan.
Measure/(Weight)	Minimum ($)	Target ($)	Maximum ($)
Sales (35%)	691,376,000	705,000,000	727,764,000
Adjusted EBITDA (35%)	24,000,000	27,000,000	30,389,000
Payout (%)	50%	100%	200%
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The table below illustrates the minimum, target, and maximum bonus amounts, expressed in dollars, potentially payable to our NEOs under the annual bonus plan, inclusive of bonus amounts attributable to realization of MBOs:
Name	Minimum ($)(1)	Target ($)	Maximum ($)
David Meniane	323,000	646,000	1,292,000
Ryan Lockwood	106,250	212,500	425,000
Houman Akhavan	95,000	190,000	380,000
Michael Huffaker	106,250	212,500	425,600
Kals Subramanian	106,250	212,500	425,000
(1)	Minimum bonus amount assumes that only minimum thresholds are met for sales and Adjusted EBITDA goals, and that MBOs are completed at 50% of target.
Applying the formula to our 2023 financial performance, and accounting for the completion of individual MBOs, the Compensation Committee determined that each of our NEOs achieved 100% of their respective MBO performance goals and approved that the following cash bonus amounts to Messrs. Meniane, Lockwood, Huffaker and Subramanian, respectively: $193,800, $63,750, $63,750, and $63,750. The Committee also elected to cancel and return all PRSU previously granted under the 2023 annual bonus plan in order to conserve shares under the Company’s 2016 Equity Incentive Plan. Actual payouts were based solely on the performance of the NEOs and the completion and performance of MBOs at target.
Long-Term Equity Compensation
Our Chief Executive Officer, together with the Chair of our Compensation Committee, makes recommendations on equity awards to the Compensation Committee. Our Chief Executive Officer recuses himself with respect to his own equity awards, in which case the Chairman of our Compensation Committee makes such recommendations. Based on these recommendations, the Compensation Committee considers the proposed grants. We believe that the long-term performance of the Company is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of equity-based awards and we have established equity incentive plans to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. In fiscal years 2019 and 2020, our long-term equity incentive compensation had been awarded in the form of options to acquire shares of our common stock. The Compensation Committee also considers other forms of equity awards, such as time-based and performance-vesting restricted stock or restricted stock units, and performance-vesting stock options. In 2021, 2022, and 2023 long-term equity incentive compensation consisted 50% of grants of time-based restricted stock units and 50% of performance-vesting restricted stock units based on relative total shareholder return (as described below). When appropriate, the Compensation Committee also considers (i) the total number of shares used for new equity awards, (ii) the proportion of outstanding equity awards relative to the total number of shares issued and outstanding and (iii) the proportion of outstanding equity awards and the remaining available share pool relative to the total number of shares issued and outstanding. Analyzing these additional factors allows the Compensation Committee to assess the effects that issuing new awards will have on the then-current share reserve, dilution of existing stockholder interests and any resulting share overhang.
An executive officer typically receives a significant restricted stock unit or stock option grant in the year he or she commences employment at the first Compensation Committee meeting following the executive’s date of hire. Stock option grants vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 36 equal monthly installments thereafter, subject in each case to such executive’s continued service through such date. Stock grants generally vest as to 33 1/3% of the shares on the first anniversary of the grant date, with the remainder vesting over the following two years, subject in each case to such executive’s continued service through such date. These stock and stock option grants may vest on an accelerated basis if we undergo a change of control or upon certain terminations of employment with us, as further described in the section titled: “Employment Agreements and Potential Payments upon Termination or Change of Control” below. The Compensation Committee generally approves annual refresh grants for the executives in the first fiscal quarter of each year. The Compensation Committee will, however, periodically consider equity award grants as may be necessary or appropriate to achieve the philosophy and objectives of the overall executive compensation program.
The principal objectives served by our long-term equity incentive awards are to align the interests of our NEOs with our stockholders and to provide each NEO with a significant long-term incentive to manage CarParts.com from the perspective of an
CarParts.com, Inc.  34  2024 Proxy Statement

owner with an equity stake in the business. Another objective of the equity incentive component of our compensation program is to provide a competitive overall compensation package that will enable us to attract and retain talented executives. The Compensation Committee believes that unvested equity awards are a key factor in motivating and retaining executive personnel, as well as incentivizing executive personnel to preserve the current value and grow the future value of our stock, thereby furthering the interests of our other stockholders.
The Compensation Committee determined the appropriate size of long-term equity-based incentives awarded for fiscal 2023 to our NEOs to meet our philosophy and objectives by reviewing and considering the following factors:
•	Experience, skills, expertise, responsibilities, and position within our company
•	Competitive market data
•	The number and value of each NEOs equity award holdings
•	The amount and value of each NEO’s outstanding awards
•	Each NEO’s total compensation
•	Each NEO’s personal performance
•	Each NEO’s role in contributing to long-term value creation
•	The Compensation Committee’s experience and knowledge with respect to equity compensation, as supplemented by the advice of our compensation consultant
Based on the foregoing considerations, the Compensation Committee granted time-based and performance-based equity awards for fiscal 2023 to our NEOs under our 2016 Equity Incentive Plan (“Equity Incentive Plan”). Our Equity Incentive Plan provides the Compensation Committee discretion to grant equity to employees in many forms. The Compensation Committee selected restricted stock units (RSUs) in various forms, including time-based RSUs which vest over a three-year period, and PRSUs vesting over a period of three years on the basis of total shareholder return. The Compensation Committee believes that these forms address the goals of our long-term incentive program. Time-based RSUs are principally intended to retain key executives and encourage prudent management of our business, and the PRSUs are intended to incentivize stockholder value creation. Time-based RSUs vest over three years with the first 1/3 vesting at least one year after the grant date. For PRSUs tied to total shareholder return, payouts are determined based on 1-year, 2-year, and 3-year total shareholder returns for the Company’s common stock relative to the constituents of the Russell 2000 Index. Total shareholder return is equal to the difference between the average price during the last 90 days of the current year of the measuring period and the average price during the last 90 days of 2022. A maximum of 1/3 of the target amount may be earned after each of years 1 and 2 of the measuring period (calendar years 2023 and 2024), respectively, based on 1-year and 2-year total shareholder return. After year 3, up to 300% of the target amount may be awarded, less amounts previously awarded for years 1 and 2. Target payout levels correspond to performance at the 60th percentile level. Minimum performance at the 25th percentile level is required for vesting to commence and maximum payouts correspond to performance at the 90th percentile level. Payouts are capped at 100% of the target level if total shareholder return is negative. Linear interpolation is used to determine payouts between threshold, target, and maximum performance levels.
During 2023, we granted to our NEOs time-based RSUs with an aggregate fair market value of $3,434,653. For TSR PRSUs tied to relative total shareholder return, the fair value of the grants issued to our NEOs during 2023 at target levels was $3,830,653. Based on the relative total shareholder return realized in 2023, none of the PRSU grant was paid out and none of the TSR PRSUs granted in 2021 and 2022 to our NEOs were paid out. The combined fair value of the RSU and PRSU grants are reported in the Stock Awards Column of the Summary Compensation Table.
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Summary of Equity Incentive Awards to our NEOs
Based on the factors described above, the Compensation Committee authorized and approved the following equity incentive awards during fiscal 2023 for each of our named executive officers:
Name and Principal Position	Grant Date	Type(1)(2)	Reason	Amount (#)	Vesting
David Meniane, Chief Executive Officer	2/06/2023	PRSU	Long-term Incentive	217,995	3 years
	2/06/2023	PRSU	Annual Bonus	48,939	1 year
	2/06/2023	RSU	Retention	217,995	3 years
Ryan Lockwood, Chief Financial Officer	2/06/2023	PRSU	Long Term Incentive	73,447	3 years
	2/06/2023	PRSU	Annual Bonus	16,098	1 year
	2/06/2023	RSU	Retention	73,447	3 years
Houman Akhavan, Former Chief Marketing Officer	2/06/2023	PRSU	Long-term Incentive	49,848	3 years
	2/06/2023	PRSU	Annual Bonus	14,394	1 year
	2/06/2023	RSU	Retention	49,848	3 years
Michael Huffaker, Chief Operating Officer	2/06/2023	PRSU	Long-term Incentive	100,000	3 years
	2/06/2023	PRSU	Annual Bonus	16,098	1 year
	2/06/2023	RSU	Retention	40,000	3 years
Kals Subramanian, Chief Technology Officer	2/06/2023	PRSU	Long-term Incentive	73,447	3 years
	2/06/2023	PRSU	Annual Bonus	16,098	1 year
	2/06/2023	RSU	Retention	73,447	3 years
(1)	For long-term incentive PRSUs, the amount shown in the table represents the target amount.
(2)
For Annual Bonus PRSUs the amounts shown in the table represents 50% of the target amount of the NEO. The award vests contingent upon the Company’s and individual NEO’s achievement of applicable performance objectives. The percentage of award vesting shall be calculated as follows: (i) up to 35% will be determined and paid out in accordance with Adjusted EBITDA factors, (ii) up to 35% will be determined and paid out in accordance with sales factors, and (iii) up to 30% will be determined and paid out based on accomplishment of individual MBOs.

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Executive Compensation and Other Information
Summary Compensation Table
The following tables sets forth information regarding the compensation earned or awarded during fiscal year ended December 30, 2023 by our named executive officers (“NEOs”). The following table also sets forth such information for our NEOs for fiscal years 2022 and 2021.
Name and Principal Position(3)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(6)(7)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(8)	Change in Pension Value and Nonqualified deferred compensation earnings ($)(9)	All Other Compensation ($)(10)	Total ($)
David Meniane(1) Chief Executive Officer	2023	646,000	—	3,220,000	—	193,800	—	46,531	4,106,331
	2022	591,115	—	5,813,754	—	145,681	(14,762)	53,766	6,589,554
	2021	442,192	—	1,620,121	—	—	13,739	48,360	2,124,412
Ryan Lockwood,(2) Chief Financial Officer	2023	425,000	—	958,750	—	63,750	—	$40,314	1,487,814
	2022	350,769	—	1,508,819	—	32,861	(1,118)	40,396	1,931,727
	2021	233,538	—	78,016	—	—	3,321	35,520	350,395
Houman Akhavan(3) Former Chief Marketing Officer	2023	197,307	—	753,000	—	—	—	12,164	962,471
	2022	359,423	—	2,402,238	—	47,669	(6,435)	25,006	2,827,901
	2021	329,423	—	1,175,094	—	—	4,377	45,188	1,554,082
Michael Huffaker(4) Chief Operating Officer	2023	425,000	—	1,030,250	—	63,750	—	$24,688	1,543,688
Kals Subramanian(5) Chief Technology Officer	2023	425,000	—	1,075,750	—	63,750	—	$26,680	1,591,180
	2022	276,923	100,0000	1,355,127	—	53,088	—	27,599	1,759,649
(1)
Mr. Meniane joined the Company in March 2019. He was appointed as Chief Executive Officer effective in April 2022. Prior to that date, he served as the Chief Operating Officer and Chief Financial Officer of the Company.

(2)
Mr. Lockwood joined the Company in June, 2020 . He was appointed as Chief Financial Officer effective in April 2022. Prior to that date, he served as the Senior Vice President of Finance of the Company.

(3)	On July 10, 2023, Mr. Akhavan ceased to serve as an officer or employee of the Company and its affiliates. At the time of his departure, no severance or other consideration was paid to Mr. Akhavan.
(4)	Mr. Huffaker joined the Company in December 2022, as its Chief Operating Officer.
(5)	Mr. Subramanian joined the Company in April 2022, as its Chief Technology Officer.
(6)
The amounts shown represent the aggregate grant date fair value of time-vesting restricted stock units (“RSUs”) and performance-based restricted stock unit awards (“PRSUs”) as computed in accordance with FASB ASC Topic 718. For RSUs and PRSUs granted in connection with our annual bonus program, fair value is calculated using the closing price on the grant date as if these awards were vested and issued on the grant date at target levels. For PRSUs issued in connection with our long-term incentive compensation program, fair value was measured using a Monte Carlo simulation model as the grants contained a market condition.

See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 5 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal years ended January 2, 2021, December 31, 2022 and December 30, 2023. For PRSUs, figures provided above for 2021 and 2022 represent target amounts to be issued at 100% performance levels, and for 2023 the represent target amounts to be issued at 50%.
(7)
For PRSUs, this column discloses the grant date fair value based on the probable outcome (i.e. vesting conditions equal to 100% of annual bonus and Long Term Incentive grant thresholds). For 2023, based on achievement of Adjusted EBITDA, sales objectives, and MBOs, NEOS under our annual bonus plan achieved

CarParts.com, Inc.  37  2024 Proxy Statement

30% of the target amount, with no shares released to our NEOs equaling the target amount, and a payment of cash for the achievement the 2023 annual bonus achievement, with such cash payment reflected in the Non-equity Incentive Plan Compensation column. For our Long Term Incentive Program, based on 1-year total shareholder return, none of available shares were released to our NEOs. For more information, refer to the section above, entitled Summary of Equity Incentive Awards to our NEOs.
(8)
The amounts shown represent the amounts cash earned in 2023 and paid in March 2024 under the Company’s annual bonus plan, NEOS under our annual bonus plan reached from the 45% to 47% of the target amount under the annual bonus plan.

(9)	All amounts reported in this column for 2021, 2022, and 2023 represent changes in nonqualified deferred compensation earnings. The Company’s deferred compensation plan was discontinued in 2023.
(10)	The tables below show the components of “All Other Compensation” for the NEOs.
All Other Compensation
The following tables set forth all other categories of compensation granted to our NEOs during fiscal year 2023, as summarized in the All Other Compensation column of the Summary Compensation Table above.
Name	Auto Allowance	401(k), Employer Match	Deferred Compensation, Employer Portion	Health Insurance Premiums and Expenses	Life Insurance Premiums	Total
David Meniane	$12,000	$11,250	$8,030	$23,740	$3,512	$46,531
Ryan Lockwood	$12,000	$8,474	$4,584	$23,740	$3,512	$40,314
Houman Akhavan	$12,000	$7,252	$2,534	—	$2,378	$12,164
Michael Huffaker	$12,000	$6,375	$2,135	$12,358	$3,821	$24,688
Kals Subramanian	$12,000	—	—	$21,590	$5,090	$26,680
Other Compensation
Our executive officers are eligible to receive the same benefits, including non-cash group life and health benefits, as well as a Company match of 50% of contributions to the Company’s 401(k) up to 6% of salary, that are available to all employees. We intend for the 401(k) plan to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.
In 2023, we also maintained a deferred compensation plan (non-qualified) for employees of the Company earning greater than $140,000 annually, in which such employees are eligible to participate and for which the Company matches 50% of contributions up to 2% of annual base salary. This plan was discontinued in January 2024. We also provide reimbursement for life insurance premiums to our NEOs and some of our other key executives. Certain additional benefits are also provided to some of our executives from time to time, such as a car allowance and payment of health insurance and life insurance premiums, or relocation assistance, each on a case-by-case basis.
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Grant of Plan-Based Awards
The following table summarizes all awards granted to our NEOs in fiscal year 2023. All equity awards were granted pursuant to our 2016 Equity Incentive Plan.
		Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or base price of option awards ($/Sh)	All other stock awards: Number of shares of stock or units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
David Meniane	2/06/2023	—	—	—	—	217,995	1,438,767(2)
	2/06/2023	1	48,939	48,939	—	—	322,997(3)
	2/06/2023	1	217,995	653,985	—	—	1,438,767(4)
Houman Akhavan	2/06/2023	—	—	—	—	49,848	328,996(2)
	2/06/2023	1	14,394	14,394	—	—	95,000(3)
	2/06/2023	1	49,848	211,377	—	—	328,996(4)
Michael Huffaker	2/06/2023	—	—	—	—	40,000	264,000(2)
	2/06/2023	1	16,098	16,098	—	—	106,246(3)
	2/06/2023	0	100,000	300,000	—	—	660,000(4)
Ryan Lockwood	2/06/2023	—	—	—	—	64,583	426,247(2)
	2/06/2023	1	16,098	16,098	—	—	106,246(3)
	2/06/2023	1	64,583	193,749	—	—	426,247(4)
Kals Subramanian	2/06/2023	—	—	—	—	73,447	484,750(2)
	2/06/2023	1	16,098	16,098	—	—	106,246(3)
	2/06/2023	0	73,447	220,341	—	—	484,750(4)
(1)	Grant Date Fair Value of Stock and Option Awards. Amounts shown in this column represent fair value under target vesting conditions computed in accordance with FASB ASC Topic 718.
(2)	For time-vesting RSUs, the fair market- value of the grants made on February 6, 2023 was based on $6.60, the closing price of our common stock on the grant date.
(3)	For PRSUs granted in connection our annual bonus program on February 6, 2023, the fair-market value of the grant was based on $6.60, the closing price of our common stock on the grant date.
(4)
For PRSUs granted in connection with our long-term incentive program on the basis of total shareholder return, the fair value of the grant was based on $6.60, the closing price of our common stock on the grant date.

CarParts.com, Inc.  39  2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the NEOs as of December 30, 2023.
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested (#)(2)	Equity Incentive Plan Awards; Number of unearned shares of stock that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares of stock that have not vested ($)(2)
David Meniane	3/15/2019	125,000		$1.00	3/15/2029
	12/30/2019	68,540		$2.12	12/30/2029
	1/13/2021					10,283	$32,494
	1/10/2022					30,137	$95,233
(3)	1/10/2022							105,478	$333,310
	4/18/2022					20,662	$65,292
	4/18/2022					113,861	$359,801
(4)	4/18/2022							72,316	$228,519
	2/6/2023					217,955	$688,738
(5)	2/6/2023							217,955	$688,738
Ryan Lockwood	6/15/2020	78,909	12,500	$8.73	6/15/2030
	5/12/2021					2,369	$7,486
	1/10/2022							7,097	$44,427
	4/18/2022					44,508	$140,645
(4)	4/18/2022							58,417	$184,598
	2/6/2023					64,583	$204,082
(5)	2/6/2023							64,583	$204,082
Kalamegan Subramanian	4/18/2022					33,573	$106,091
(4)	4/18/2022							100,719	$318,272
	2/6/2023					73,447	$232,093
(5)	2/6/2023							73,447	$232,093
Michael Huffaker	12/5/2022					73,334	$231,735
	4/18/2022					40,000	$126,400
(5)	4/18/2022							100,000	$316,000
(1)
Amounts reported in this column includes (i) outstanding time-vesting RSUs and (ii) PRSUs whose payout values were certified by the Compensation Committee prior to fiscal year-end and remain subject to a time-vesting condition.

(2)
The market value of the unvested stock awards is calculated by multiplying the number of units by the closing price of our common stock as of December 29, 2023 (the last trading day of the fiscal year), which was $3.16.

(3)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our 2022 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

(4)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our April 2022 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

(5)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our 2023 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

CarParts.com, Inc.  40  2024 Proxy Statement

Option Exercises and Stock Vested in Last Fiscal Year
The following table presents certain information concerning the exercise of options and vesting of stock awards by each of our NEOs during the fiscal year ended December 30, 2023, including the value of gains on exercise and the value of the stock awards.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
David Meniane	—	—	125,797	953,168
Ryan Lockwood	—	—	12,203	89,684
Houman Akhavan	148,032	937,611	86,615	657,465
(1)
The aggregate dollar amount realized upon exercise is computed by multiplying the number of shares at exercise by the difference between the market price of common stock on the date of exercise and the exercise price of the options.

(2)	The aggregate dollar amount realized upon vesting is computed by multiplying the number of shares vested by the closing stock price on the vesting date.
Nonqualified Deferred Compensation
Our non-qualified deferred compensation plan allows employees of the Company earning greater than $140,000 annually to contribute up to 90% of their salary and/or commissions, and up to 100% of annual and discretionary bonuses. The Company matches 50% of employee deferrals to 2% from all compensation, other than equity-based compensation. The minimum deferral amount is $5,000 per year. All participant contributions vest immediately and each Company matching contribution vests over a period of 3 years in equal installments. Matching contributions are credited on December 31 of the then-current year, subject to a participant’s continued employment. Matching contributions may be revoked for a participant who is terminated for cause or negligence involving a matter of material significance. Participants can select from a range of investment indices and earnings, gains and losses on participant and Company contributions are credited or debited based upon the performance of the investment indices selected by the participant. Upon retirement, accumulated balances are paid out, either as a lump sum or in annual installments over a period of up to 15 years, as selected by the participant. Active participants may also schedule a portion of their accumulated balances to be distributed at a date that is at least 3 years following the year in which the underlying contribution was made. Upon termination of employment, accumulated balances are distributed in a lump sum, less any non-vested matching contributions. Matching contributions become 100% vested in the event of death, disability, non-early retirement or certain changes of control. Hardship withdrawals may be requested for up to 100% of vested deferred compensation and earnings. This plan was discontinued in January 2024.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 30, 2023:
	Number of securities to be issued upon exercise of outstanding options and awards (a)	Weighted-average exercise price of outstanding options and awards (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders:	5,301,700	$0.89	1,537,526(1)(2)
Equity compensation plans not approved by security holders:	—	—	—
Total	5,301,700	$0.89	1,537,526
(1)
Represents securities available for issuance under the 2007 Omnibus Plan and 2016 Incentive Plan that may be granted in the form of stock options, restricted stock units, PRSUs or any other type of award available for grant under the 2016 Incentive Plan.

CarParts.com, Inc.  41  2024 Proxy Statement

(2)
The share reserve under the 2016 Incentive Plan will automatically increase on January 1st of each year through (and including) January 1, 2026 in an amount equal to one million five hundred thousand (1,500,000) shares per year; however, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the automatic increase.

(3)
Weighted-average exercise price reflects (i) 3,796,482 awards of restricted stock convertible into common stock upon completion of applicable vesting criteria and (ii) options to purchase 4,738,304 shares of common stock at a weighted average exercise price of $2.15.

Additional Narrative Disclosure
Equity Compensation Plans
We currently have outstanding equity awards that were granted under two equity compensation plans, the 2007 Omnibus Incentive Plan and the 2016 Equity Incentive Plan.
2007 Omnibus Incentive Plan
We adopted the 2007 Omnibus Incentive Plan (the “2007 Omnibus Plan”) in January 2007, which became effective on February 8, 2007, the effective date of the registration statement filed in connection with our initial public offering. Options granted under the 2007 Omnibus Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise prices of all option grants are equal to 100% of the fair market value on the date of grant. No further shares are available for future grants under the 2007 Omnibus Plan following the Company’s adoption of the 2016 Equity Incentive Plan (the “2016 Incentive Plan”). As of March 26, 2024, 0 restricted stock units were outstanding under the 2007 Omnibus Plan and options to purchase 169,250 shares of our common stock were outstanding under the 2007 Omnibus Plan at a weighted average exercise price of $2.73 per share.
2016 Incentive Plan
Our 2016 Incentive Plan was adopted by our Board of Directors in March 2016 and approved by our stockholders in May 2016. Subject to adjustment for certain changes in the Company’s capitalization, the aggregate number of shares of the Company’s common stock that may be issued under the 2016 Incentive Plan will not exceed the sum of (i) two million five hundred thousand (2,500,000) new shares, (ii) the number of unallocated shares remaining available for the grant of new awards under the Company’s 2007 Omnibus Plan described above as of the effective date of the 2016 Plan (which was equal to 3,894,000 shares as of May 31, 2016) and (iii) any shares subject to a stock award under the 2007 Omnibus Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued, that are not issued because such stock award is settled in cash, that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. In addition, the share reserve will automatically increase on January 1st of each year, for a period of nine years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to one million five hundred thousand (1,500,000) shares per year; however the Board of Directors of the Company may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant the automatic increase. The share reserve increased by 1,500,000 shares on January 1, 2023.
Options granted under the 2016 Incentive Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise prices of all option grants are equal to 100% of the fair market value on the date of grant. The 2016 Incentive Plan allows for the grant of options to purchase common stock to non-employee directors. During 2023, we granted an aggregate of 2,310,681 restricted stock units (including 793,530 PRSUs) and 0 options to purchase share of common stock under the 2016 Equity Incentive Plan, which reduced the shares of common stock reserved for future issuance under the 2016 Incentive Plan. As of March 26, 2024, 5,728,555 restricted stock units (including 2,215,572 PRSUs) were outstanding under the 2016 Equity Incentive Plan and options to purchase 1,519,559 shares of our common stock were outstanding under the 2016 Equity Incentive Plan at a weighted average exercise price of $2.79 per share. As of March 26, 2024, 886,190 shares of our common stock are reserved for future issuance under the 2016 Incentive Plan.
CarParts.com, Inc.  42  2024 Proxy Statement

2021 Officer and Director Share Purchase Plan
On November 16, 2021, the Board of Directors of CarParts.com, Inc. (the “Company”) adopted an Officer and Director Share Purchase Plan (the “Purchase Plan”). The Purchase Plan provides for the optional purchase of shares of Common Stock, directly from the Company at their fair market value, by the Company’s directors and executive officers, at regular intervals in accordance with their pay schedules. Purchases under the Purchase Plan will be funded using payroll deductions, or deductions from fees payable to directors, which deductions will be used to purchase shares of fully vested Common Stock on the payment date when the cash compensation deducted would otherwise have been paid. With respect to the Company’s officers, the payroll deductions may not reduce the participant’s compensation below an amount equal to two (2) times the federal or applicable state minimum wage, whichever is higher, required to be paid each pay period. Participation in the plan is subject to a minimum threshold 1% of the participant’s compensation or director fees. The Compensation Committee is responsible for oversight of the Purchase Plan and approving plan enrollments. In connection with the adoption of the Purchase Plan, the Board reserved a total of 250,000 shares of the Company’s common stock for issuance under the Purchase Plan.
2021 Employee Stock Purchase Plan
Since 2021 we have maintained an Employee Stock Purchase Plan (“ESPP”) in which all employees who work more than 20 hours per week are eligible to participate. Under the ESPP, eligible participants may purchase shares of our common stock at a price that is equal to 85% of the fair market value of our common stock on the first day or last day of a six-month offering period, whichever is lower. There are two offering periods per year, and participants may deduct up to 30% of their post-tax regular compensation. Subject to the number of shares remaining in the share reserve, the maximum number of shares that may be purchased by a participant on any one purchase date for any offering period may not exceed 5,000 shares. A reserve of 250,000 shares was allocated to the ESPP and as of April 10, 2024, 453,924 shares remain available for issuance under the ESPP.
Employment Agreements and Potential Payments upon Termination or Change of Control
Employment Agreements with Named Executive Officers
We have entered into employment agreements with each of our NEOs. Certain of the key terms of these employment agreements are described below:
Employment Agreement with Mr. Meniane
In connection with his promotion to Chief Executive Officer, Mr. Meniane entered into an Employment Agreement with the Company (the “Meniane Employment Agreement”) to serve as Chief Executive Officer, pursuant to which Mr. Meniane receives an annual base salary of $646,000, subject to an annual performance review. Mr. Meniane is also eligible to receive an annual target incentive bonus of up to 100% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Meniane is employed on an at-will basis, the Meniane Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Meniane will be entitled to severance payments equal to twelve months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to twelve months following his termination of employment.
Mr. Meniane was promoted to the role of Chief Executive Officer, effective April 18, 2022. In connection with his promotion, Mr. Meniane’ s annual base salary was increased to $609,000 and he received a promotion grant of $1,187,000 in the form of 3-year time vesting RSUs. His annual bonus amount (payable in PRSUs) was increased by $51,000, and his long-term incentive awards were increased by $718,000 (at target levels).
Employment Agreement with Mr. Lockwood
Mr. Lockwood entered into an Employment Agreement with the Company (the “Lockwood Employment Agreement”) to serve as Chief Financial Officer pursuant to which Mr. Lockwood receives an annual base salary of $400,000, subject to an annual performance review. Mr. Lockwood is also eligible to receive an annual target incentive bonus of up to 50% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Lockwood is employed on an at-will
CarParts.com, Inc.  43  2024 Proxy Statement

basis, the Lockwood Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Lockwood will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Lockwood Employment Agreement, Mr. Lockwood was granted, and he received, a promotion grant of $464,000 in the form of 3-year time vesting RSUs. He was also granted $406,000 of performance restricted stock units vesting over a period of three years on the basis of total shareholder return, and $104,000 of performance restricted stock units, vesting in accordance with the Company’s bonus plan requirements, all subject to Mr. Lockwood’s continued service with the Company through such vesting dates.
Employment Agreement with Mr. HUFFAKER
Mr. Huffaker entered into an Employment Agreement with the Company (the “Huffaker Employment Agreement”) to serve as Chief Operating Officer, pursuant to which Mr. Huffaker receives an annual base salary of $425,000, subject to an annual performance review. Mr. Huffaker is also eligible to receive an annual target incentive bonus of up to 50% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Huffaker is employed on an at-will basis, the Huffaker Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Huffaker will be entitled to severance payments equal to twelve months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to twelve months following his termination of employment.
In connection with the Huffaker Employment Agreement, Mr.  Huffaker was granted was granted, and he received, a new-hire grant of $110,000 time-vesting restricted stock units on the Company’s related standard form grant agreement, vesting in three equal installments on the first, second, and third anniversaries of the commencement of Mr. Huffaker’s service as Chief Operating Officer. The Company has also agreed to grant in January 2023 to Mr. Huffaker (i) 100,000 performance restricted stock units on the Company’s related standard form of grant agreement, vesting in accordance with the total shareholder return performance requirements therein, and (ii) 40,000 time-vesting restricted stock units on the Company’s related standard form of grant agreement, vesting in three equal installments on the first, second, and third anniversaries of the grant date.
Employment Agreement with Mr. Subramanian
Mr. Subramanian entered into an Employment Agreement with the Company (the “Subramanian Employment Agreement”) to serve as Chief Technology Officer, pursuant to which Mr. Subramanian receives an annual base salary of $400,000, subject to an annual performance review. Mr. Subramanian is also eligible to receive an annual target incentive bonus of up to 50% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Subramanian is employed on an at-will basis, the Subramanian Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Subramanian will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Subramanian Employment Agreement, in addition to a $100,000 sign-on bonus, Mr. Subramanian was granted and he received a grant of $350,000 in the form of 3-year time vesting RSUs. And he was granted $700,000 of performance restricted stock units vesting over a period of three years on the basis of total shareholder return, and $142,308 of performance restricted stock units, vesting in accordance with the Company’s bonus plan requirements, all subject to Mr. Subramanian’s continued service with the Company through such vesting dates.
CarParts.com, Inc.  44  2024 Proxy Statement

Severance and Change of Control Terms of Equity Awards
•
Upon an executive officer’s termination or resignation for any reason, all stock options granted to such officer that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation;

•
In the event a NEO’s employment is terminated by the Company without cause or such executive officer resigns for good reason within three months before, and ending twelve months following, a change in control, the vesting of all equity compensation awards, including all stock option awards, that are outstanding as of the date of such termination or resignation, shall accelerate in full (except with respect to any restricted stock units granted to such executive officer).

•
In addition, the Company has granted PRSU awards to its NEOs, pursuant to which the unvested portion of such awards accelerate in full in the event such executive officer’s employment is terminated by the Company without cause or such executive officer resigns for good reason at any time.

The tables below show the potential payments and benefits each of the NEOs would have been entitled to receive in the event of a change of control (assuming that a successor entity assumes, substitutes, or continues outstanding equity awards) or if each such officer’s employment had been terminated under the following circumstances as of December 30, 2023. Due to a number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.
Potential Payments Upon a Change of Control With no Termination of Employment
Name	Severance Salary ($)	Severance Bonus ($)(1)	Acceleration of Unvested Equity Awards ($)	Health and Welfare Benefits ($)	Total ($)(1)
David Meniane	—	477,647	2,492,125	—	2,969,772
Ryan Lockwood	—	157,119	785,320	—	942,439
Michael Huffaker	—	157,119	674,135	—	831,254
Kals Subramanian	—	157,119	979,549	—	1,136,668
(1)
The amount reported in the Severance Bonus column includes the market value as of December 30, 2023, of the target number of PRSUs granted and the target amount of cash eligibility pursuant to our annual incentive bonus plan for fiscal 2023.

(2)
Amounts shown include unvested option and stock awards as of December 30, 2023, excluding PRSUs granted for fiscal 2023 which are reported in the Severance Bonus column. Under our 2016 Equity Incentive Plan, in the event of a Change of Control, our Board of Directors generally has discretion to arrange for an acquiring corporation to assume an outstanding equity award or to accelerate the vesting, in whole or in part. For purposes of this table, it is assumed that (i) all time-based awards, including RSUs and PRSUs whose performance conditions were previously certified, and (ii) PRSUs granted in 2023 on the basis of total shareholder return, will be accelerated in full at maximum vesting levels.

Potential Payments Upon Termination Without Cause or Resignation for Good Reason (in each case other than in connection with a Change of Control)
Name	Severance Salary ($)(1)	Severance Bonus ($)(2)	Acceleration of Unvested Equity Awards ($)	Health and Welfare Benefits ($)(3)	Total ($)
David Meniane	646,000	646,000	—	25,589	1,320,589
Ryan Lockwood	212,500	212,500	—	12,794	437,794
Michael Huffaker	425,000	212,500	—	25,589	663,089
Kals Subramanian	212,500	212,500	—	11,698	436,698
(1)	For Messrs. Meniane and Huffaker the amount in this column amount represents 12 months of continued base salary and for the other NEOs, 6 months base salary.
CarParts.com, Inc.  45  2024 Proxy Statement

(2)
The amount reported in the Severance Bonus column includes the market value as of the grant date, of the target number of PRSUs granted, and the target amount of cash eligibility pursuant to our annual incentive bonus plan for fiscal 2023. All severance amounts will be pro-rated for the amount of year actually worked.

(3)
Health and welfare benefits are calculated using the monthly COBRA cost of medical, dental, and vision insurance elected by the NEO during fiscal 2023, multiplied by 12 months for Messrs. Meniane and Huffaker, and by 6 months for the other NEOs.

Potential Payments Upon Termination Without Cause or Resignation for Good Reason, each in Connection with a Change of Control
Name	Severance Salary ($)(1)	Severance Bonus ($)(2)	Acceleration of Unvested Equity Awards ($)(3)	Health and Welfare Benefits ($)(4)	Total ($)
David Meniane	646,000	477,647	2,492,125	25,589	3,641,361
Ryan Lockwood	212,500	157,119	785,320	12,794	1,176,733
Michael Huffaker	425,000	157,119	674,135	25,589	1,281,843
Kals Subramanian	212,500	157,119	979,549	11,698	1,360,866
(1)	For Messrs. Meniane and Huffaker, amount represents 12 months of continued base salary and for the other NEOs, 6 months base salary.
(2)
The amount reported in the Severance Bonus column includes the market value as of December 30, 2023, of the target number of PRSUs granted and the target amount of cash eligibility pursuant to our annual incentive bonus plan for fiscal 2023.

(3)
Valuation of acceleration of vesting of unvested equity awards is equal to 100% of the unvested RSUs and long term incentive PRSUs and 100% of the unvested stock options with an exercise price less than the $3.16 per share closing price of our common stock on December 29, 2023, held by each NEO.

(4)
Health and welfare benefits are calculated using the monthly COBRA cost of medical, dental, and vision insurance elected by the NEO during fiscal 2023, multiplied by 12 months for Messrs. Meniane and Huffaker, and by 6 months for the other NEOs.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information for fiscal 2023 about the relationship of the annual total compensation of our employees and the annual compensation of our CEO, Mr. Meniane.
•	the annual total compensation of our median employee was $35,360;
•	the annual total compensation of our CEO was $4,106,331 as reflected in the Summary Compensation Table above; and
•	our estimate of the ratio of our CEO’s annual total compensation to our median employee's annual total compensation was 116 to 1.
As permitted by SEC rules, we selected the individual who represented our median employee, by reviewing total compensation, paid by us for all 1,706 individuals worldwide who were employed by us on December 30, 2023 (whether employed on a full-time, part-time, seasonal, or temporary basis). For employees paid in other than U.S. dollars, we converted their compensation to U.S. dollars and did not make any cost-of-living adjustments to such compensation. We did not annualize total direct compensation for employees employed by us for less than the full fiscal year.
Once we selected the individual who represented the median employee, we then calculated the annual total compensation for this employee using the same methodology we used for our NEOs Summary Compensation Table to yield the median annual total compensation disclosed above.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
CarParts.com, Inc.  46  2024 Proxy Statement

Pay Versus Performance
The following table reports the compensation of our Principal Executive Officers (“PEOs”) or CEOs and the average compensation of the other non-CEO NEOs as reported in the Summary Compensation Table for the past four fiscal years, as well as Compensation Actually Paid (“CAP”) as calculated under new Pay-Versus-Performance (“PVP”) disclosure requirements and certain performance measures required by the rules. The disclosure covers our four most-recent fiscal years, which will expand incrementally over the next year to a rolling five years. Dollar amounts reported as CAP are computed in accordance with Item 402(v) of Regulation S-K.
							Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for First PEO	Compensation Actually Paid to First PEO(1)	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to Second PEO(1)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(1)(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Income (In thousands)	Revenue (in thousands)
2023			$4,203,231	$18,015	$1,387,322	$45,037	$143.64	$128.14	($8,223)	$675,729
2022	$7,968,902	($6,095,075)	$6,443,873	$1,370,234	$2,187,729	$549,094	$284.55	$109.59	($951)	$661,604
2021	$4,186,297	$9,946,222	$0	$0	$1,645,704	$3,690,466	$509.09	$137.74	($10,339)	$582,440
2020	$2,001,650	$24,365,673	$0	$0	$954,086	$9,946,269	$563.18	$119.96	($1,513)	$443,884
(1)	To calculation CAP, as defined by the SEC, the following deductions and additions were made to the Summary Compensation Table totals:
First PEO – Lev Peker – Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022
Summary Compensation Table Total	$2,001,650	$4,186,297	$7,968,902
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($1,507,000)	($3,614,415)	($7,861,712)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$15,617,949	$5,711,202	$0
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$4,994,356	($751,287)	$0
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$1,418,923	$62,577	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,839,795	$4,351,848	$357,135
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($6,559,400)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$24,365,673	$9,946,222	($6,095,075)
CarParts.com, Inc.  47  2024 Proxy Statement

Second PEO – David Meniane – Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022	2023
Summary Compensation Table Total	$0	$0	$6,443,873	$4,203,231
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$0	$0	($5,813,754)	($3,220,000)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0	$0	$3,535,149	$1,477,509
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$0	$0	($1,648,372)	($1,255,505)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0	$0	($1,146,662)	($113,598)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0	($1,073,622)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0	$0
Compensation Actually Paid	$0	$0	$1,370,234	$18,015
Average Non–PEO NEO — Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022	2023
Summary Compensation Table Total	$954,086	$1,645,704	$2,187,729	$1,387,322
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($574,400)	($1,242,718)	($1,788,515)	($954,438)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$6,068,565	$1,912,753	$1,147,519	$354,593
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$2,344,975	($239,417)	($595,769)	($467,623)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$469,768	$54,121	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$683,276	$1,560,023	($401,870)	$6,299
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0	($281,115)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0	$0
Compensation Actually Paid	$9,946,269	$3,690,466	$549,094	$45,037
(2)	The Non-PEO NEOs include the following individuals for the years indicated:
•	2020 – David Meniane and Houman Akhavan
•	2021 – David Meniane, Houman Akhavan, Alfredo Gomez, and Sanjiv N. Gomes
•	2022 – Houman Akhavan, Alfredo Gomez, Ryan Lockwood, and Kals Subramanian
•	2023 – Michael Huffaker, Ryan Lockwood, and Kals Subramanian
(3)
Total Shareholder Return is measured based on an assumed investment of $100 as of December 31, 2019 in both the common stock of the Company and the peer group, and assumes reinvestment of dividends. The Russell 2000 Index has been selected as the peer group for this comparison.

CarParts.com, Inc.  48  2024 Proxy Statement

Compensation Actually Paid Versus Company Performance
The graphs below depict the relationship between each of financial performance measures in the pay versus performance table above and compensation actually paid to our former and current CEOs and, on average, to our other NEOs, for each of the three previous fiscal years.

CarParts.com, Inc.  49  2024 Proxy Statement

CarParts.com, Inc.  50  2024 Proxy Statement

Performance Measures
The performance measures which we believe are most important and are used in determining compensation paid to each of our named executive officers can vary by individual. Included in the table below are the most important performance measures used to link compensation actually paid to company performance, by executive officer, for the fiscal year ended December 30, 2023.
Most Important Performance Measures
Revenue
Adjusted EBITDA*
Relative Total Shareholder Return
*	Adjusted EBITDA is a non-GAAP measure used by management and our board of directors to assess our financial performance. Appendix A sets forth our reconciliation of Adjusted EBITDA (in millions).
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
CarParts.com, Inc.  51  2024 Proxy Statement

Director Compensation
The compensation and benefits for service as a member of the Board of Directors are determined by our Board of Directors. Directors employed by us or one of our subsidiaries are not compensated for service on the Board or on any committee of the Board; however, we reimburse each of our directors for any out-of-pocket expenses in connection with attending meetings of our Board of Directors and committees of the Board of Directors. For 2023, each of our non-employee directors are entitled to a fee of $30,000 per year for his or her service as a director (the “Director Cash Retainer”). Members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each receive an additional $7,500, $5,000 and $2,500, respectively, per year for his or her service on such committee. In fiscal year 2023, the chairpersons of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each received an additional $25,000, $22,000, $10,000, and $7,500, respectively, per year for his or her service as chairperson for such committee. In fiscal 2024, the chairpersons of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee will each receive an additional $25,000, $22,000, $10,000, and $7,500, respectively, per year for his or her service as chairperson for such committee.
In addition, on the date of each annual stockholders meeting, each non-employee member of the Board of Directors will be granted $167,600 of restricted stock units based on the closing stock price on the grant date (the “Director Stock Retainer”) and our Chairman of the Board (provided such Chairman has served as non-employee member of the Board of Directors and Chairman for at least six months before the date of the stockholder meeting) will be granted an additional $25,000 of restricted stock units based on the closing price on the grant date. These restricted stock units will vest in full at the 2024 annual stockholders meeting, subject to the director’s continuing service on our Board of Directors. Each newly elected Director who first becomes a non-employee director on a date other than an annual stockholders meeting will be granted a number of restricted stock units equal to the product of (i) the amount obtained by dividing (A) $167,600 by (B) the fair market value of a share of the Company’s Common Stock on the grant date, multiplied by (ii) the amount obtained by dividing (x) 12 minus the number of full months that have elapsed from the immediately preceding annual meeting of stockholders of the Company to the initial grant date, by (y) 12 (the “Pro Rata Grant”). Subject to the director's continued service with the Company, each Pro Rata Grant award will vest in full on the date of the next annual stockholders meeting. These restricted stock units will also immediately vest in full upon a change in control of the Company. The restricted stock units are to be granted under our 2016 Equity Incentive Plan.
Commencing in 2024, the Director Cash Retainer was adjusted to $50,000 per year, and the Director Stock Retainer was adjusted to $147,600.
Director Stock Ownership Guidelines and Director Payment Election Plan
Our Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and stockholders. To further align directors’ interests with those of stockholders and implementing best practices in corporate governance, the Company updated its stock ownership guidelines for director share ownership. Accordingly, each director is required to own common stock having a minimum value of 2 times the amount of the independent director annual restricted stock unit grant within four (4) years of joining the Board.
Each director has four years from the implementation of the policy or four years after a non-employee director’s appointment to the Board (whichever is later) to satisfy this requirement. To avoid fluctuating ownership requirements, once our directors have achieved the ownership guidelines, they will be considered to have satisfied the requirements as long as the shares used to meet the underlying requirements are retained.
In July 2011, the Board approved the Director Payment Election Plan which provides the directors with a convenient mechanism to acquire stock to comply with the director stock ownership guidelines. Each year the Director Payment Election Plan allows for a director to elect, beginning on the first day of the open trading window following the annual meeting of the Company’s stockholders and ending on the last day of such open trading window, to receive, in lieu of cash, all or a specified percentage of all fees to be earned for serving on the Board in shares of the Company’s common stock. The election shall be irrevocable for each applicable year. The Company will issue to each director who has elected to receive common stock, on the date fees become payable on a quarterly basis during the applicable year in accordance with the Company’s normal payment practices, a number of shares of
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common stock equal to (i) the cash value of any fees otherwise payable to the director, divided by (ii) the closing sales price for the common stock on the applicable payment date. If the calculation would result in the issuance of any fractional share, the Company will, in lieu of issuing any fractional share, pay cash equal to the fraction multiplied by the closing sales price on the applicable payment date.
The following table sets forth a summary of the compensation earned in fiscal year 2023 by each person who served as a non-employee director during 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Total ($)
Barry Phelps	$72,500	$192,600	$265,100
Jim Barnes	$35,000	$167,600	$202,600
Jay K. Greyson	$34,213	$190,387	$224,600
Nanxi Liu	$37,500	$167,600	$205,100
Dr. Lisa Costa	$37,500	$167,600	$205,100
Henry Maier	$32,500	$167,600	$200,100
Ana Dutra	$32,500	$167,600	$200,100
(1)
Restricted stock units were granted pursuant to our 2016 Incentive Plan. The amounts shown represent the aggregate grant date fair value of such restricted stock unit awards as computed in accordance with FASB ASC Topic 718. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 5 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023.

(2)
As of December 30, 2023, Mr. Phelps held 45,967 restricted stock units and 90,000 options outstanding, Mr. Greyson held 40,000 restricted stock units and 80,000 options outstanding, each of Mr. Barnes, Ms. Liu, Dr. Costa, Mr. Maier, and Ms. Dutra held 40,000 restricted stock units.

(3)
Mr. Greyson elected to have 40% of his director fees paid in stock. Total director fees paid in stock to Mr. Greyson was $22,787, which is included in the amount of stock awarded to him as disclosed in the above table.

CarParts.com, Inc.  53  2024 Proxy Statement

Ownership of Securities by
Certain Beneficial Owners and Management
The following table indicates information as of April 4, 2024 regarding the ownership of our common stock by:
•	each person who is known by us to own more than 5% of our shares of common stock;
•	Each NEO;
•	each of our directors; and
•	all of our directors and executive officers as a group.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 56,644,740 shares of common stock outstanding as of April 4, 2024. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following April 4, 2024 and shares subject to restricted stock units that are convertible within 60 days following April 4, 2024 are deemed to be outstanding and beneficially owned by the grant recipient for the purpose of computing share and percentage ownership of that grant recipient, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.
Name and Address of Beneficial Owners(1)	Number of Shares	Percentage of Shares Beneficially Owned
5% Stockholders:
Blackrock, Inc.(2)	5,835,302	10.3%
The Vanguard Group(3)	4,375,335	7.7%
Oaktop Capital Management II, L.P.(4)	3,725,185	6.5%
Officers and Directors:
David Meniane(6)	1,641,609	2.8%
Ryan Lockwood(7)	186,380	*
Houman Akhavan(8)	226,393	*
Kals Subramanian	53,594	*
Michael Huffaker	58,982	*
Jim Barnes(10)	125,297	*
Jay K. Greyson(11)	213,320	*
Nanxi Liu(10)	74,751	*
Lisa Costa(10)	73,701	*
Barry Phelps(13)	387,433	*
Henry Maier(10)	72,936	*
Ana Dutra(10)	69,664	*
All directors and executive officers as a group (14 persons)	3,184,060	5.6%
* Less than 1%
(1)	The address for each of the officers and directors is c/o CarParts.com, Inc. at 2050 W. 190th Street, Suite 400, Torrance, California 90504.
(2)
Based on a Schedule 13G/A filed with the SEC on February 1, 2023, consists of 3,604,726 shares for which Blackrock, Inc. has sole voting and dispositive power. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055

CarParts.com, Inc.  54  2024 Proxy Statement

(3)	Based on a Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group beneficially owns shares of our common stock as follows:
Entity	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Amount Beneficially Owned
The Vanguard Group	0	88,211	4,268,912	106,423	4,375,335
(4)
Based on a Schedule 13G filed with the SEC on February 14, 2023, consists of 3,725,185 shares over which Oaktop Capital Management II, L.P. has sole voting and dispositive power. The business address of Oaktop Capital Management II, L.P. is One Main Street, Suite 202, Chatham, NJ 07928

The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355
(5)	[Intentionally Deleted]
(6)	Includes 193,540 shares issuable upon exercise of options which are exercisable, as of April 4, 2024 or within 60 days after such date.
(7)	Includes 87,242 shares issuable upon exercise of options which are exercisable as of April 4, 2024 or within 60 days after such date.
(8)	Based solely on a Form 4 filed March 17, 2023.
(9)	[Intentionally Deleted].
(10)	Amount shown also includes 40,000 restricted stock units which are subject to vesting within 60 days of April 4, 2024.
(11)
Amount shown also includes 40,000 restricted stock units which are subject to vesting within 60 days of April 4, 2024 and 80,000 shares issuable upon exercise of options which are exercisable as of April 4, 2024 or within 60 days after such date.

(12)	[Intentionally Deleted]
(13)
Amount shown also includes 45,967 restricted stock units which are subject to vesting within 60 days of April 4, 2024 and 90,000 shares issuable upon exercise of options which are exercisable as of April 4, 2024 or within 60 days after such date.

CarParts.com, Inc.  55  2024 Proxy Statement

Certain Relationships and Related Transactions
Since January 1, 2023, except as set forth below, there has not been, nor is there any proposed transaction where we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Compensation Discussion and Analysis” and “Corporate Governance - Voting Agreements with Stockholders”.
Policies and Procedures for Related Party Transactions
Pursuant to the written charter of our Audit Committee originally adopted in January 2007 and most recently updated in August 2020, our Audit Committee is responsible for reviewing and approving all related party transactions and potential conflict of interest situations involving a principal stockholder, a member of the Board of Directors or senior management. In addition, our company policies require that our officers and employees avoid using their positions for purposes that are, or give the appearance of being, motivated by a desire for personal gain, and our policies further require that all officers and employees who have authority to initiate related party transactions provide a written report, on a quarterly basis, of all activities which could result in a conflict of interest or impair their professional judgment. All such written reports concerning related party transactions or conflicts of interest are submitted to, and reviewed by, our Chief Financial Officer and our Audit Committee.
Related Party Transactions
Indemnification Agreements. The Company has entered into indemnification agreements with the Company’s directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with the Company’s future directors and executive officers.
CarParts.com, Inc.  56  2024 Proxy Statement

PROPOSAL FOUR:
Advisory Vote on Executive Compensation
As part of the Board's commitment to excellence in corporate governance, and as required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board is providing our stockholders with an opportunity to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with SEC rules.
Summary
We are asking our stockholders to provide advisory approval of the compensation of our NEOs, which consist of the Chief Executive Officer, Chief Financial Officer and next three highest paid executive officers, as described in the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables. The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the NEOs. Consistent with our compensation philosophy, the compensation program of our NEOs has been designed to promote a performance-based culture and align the interests of executives with those of stockholders by linking a substantial portion of compensation to our performance. The program rewards superior performance and provides consequences for underperformance. The program is also designed to attract and retain highly-qualified executives who are critical to our success. We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables for more information.
We emphasize pay-for-performance. Annual performance-based incentives play an important role in providing incentives to our executives to achieve and exceed short-term performance goals.
Based on our performance in 2023, we achieved the following objectives under our performance based annual incentive bonus plan:
•	Revenue was $675.7 million, which did not meet the minimum threshold established by the Compensation Committee of $691.376 million; and
•	Adjusted EBITDA was $19.7 million, which did not meet the minimum target threshold established by the Compensation Committee of $24 million.
Based on our performance in 2023, we achieved the following relative shareholder returns under long term incentive performance-vesting restricted stock unit awards granted in 2023 (the “Performance Shares”):
•
Grants made in February 2023 to our NEOs did not meet the minimum relative total shareholder return for 2023 versus constituents of the Russell 2000 index (“Total Shareholder Return”), and therefore none of these Performance Shares vested.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We provide pay that is highly leveraged toward equity in order to align total compensation with stockholder interests by encouraging long-term performance. Equity represents a key component of the compensation of our NEOs as a percentage of total target compensation. Specifically:
•	For our CEO, approximately 68.2% of target total compensation in 2023 was in the form of long-term equity; approximately 15.3% was base salary; and approximately 15.3% was short-term incentive; and
•
For our NEOs (other than the CEO), approximately 57.6% (on average) of target total compensation in 2023 was in the form of long-term equity; approximately 26.7% was base salary; and approximately 13.38% was short-term incentive.

CarParts.com, Inc.  57  2024 Proxy Statement

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee has previously retained an independent compensation consultant to provide it with advice on matters related to executive compensation and assistance with preparing compensation disclosure for inclusion in our SEC filings.
We provide competitive pay opportunities that reflect best practices. The Compensation Committee continually reviews best practices in governance and executive compensation. In observance of such best practices, the Company:
•	Does not provide supplemental retirement benefits to the NEOs;
•	Maintains a stock ownership policy for our executives;
•	Maintains incentive compensation plans that do not encourage undue risk taking and align executive rewards with annual and long-term performance;
•	Has not engaged in the practice of re-pricing/exchanging stock options;
•	Does not provide for any “modified single trigger” severance payments to any NEO;
•	Does not provide any tax gross-up payments in connection with any Company compensation programs to any NEO;
•
Maintains an equity compensation program that has a long-term and performance focus, including equity awards that generally vest over a period of three years or which vest only if minimum performance and relative stock performance milestones are met;

•
Maintains compensation programs that have a strong pay-for-performance orientation. For example, in fiscal 2023, between the at-risk short-term bonus and incentive compensation and grants of equity compensation to NEO participants related to 3-year total shareholder return, (comprising approximately 50% of total direct compensation for our CEO and approximately 51% of total direct compensation for our NEOs (other than CEO)); and

•
Prohibits our directors or employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions with respect to our securities.

The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests to support long-term value creation.
The Board is asking our stockholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the resolution is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue, and will consider the outcome of the vote and those opinions when making future compensation decisions. At our 2023 Annual Meeting of Stockholders, stockholders were asked to vote on the frequency of say-on-pay. In line with stockholder preference, the Board has approved an annual say-on-pay vote until the next say-on-pay frequency vote in 2029. Unless the Board modifies its determination on the frequency of future say-on-pay votes, the next such advisory vote will be held at the 2025 annual meeting of stockholders.
Our stockholders, by 91.9% of the votes cast, approved our say-on-pay proposal at our 2023 annual meeting.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends that you vote “FOR” the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.
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Annual Report
A copy of our annual report on Form 10-K for the fiscal year ended December 30, 2023, (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, CarParts.com, Inc., 2050 W. 190th Street, Suite 400, Torrance, California 90504. The Annual Report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2024
AT THE OFFICES OF THE COMPANY LOCATED AT
2050 W. 190TH STREET, SUITE 400, TORRANCE, CALIFORNIA 90504.
This proxy statement and our annual report on Form 10-K for the year ended December 30, 2023 are also available at http://carparts.com/investor. We encourage you to access and review all of the important information contained in the proxy materials before voting. To obtain directions to be able to attend the stockholder meeting and vote in person, please contact our Corporate Secretary, at our principal executive offices at 2050 W. 190th Street, Suite 400, Torrance, California 90504 or by calling us at (424) 205-5512. You will also be required to register for the meeting at proxyvote.com to attend the meeting in person.
Additional Information
Stockholder Proposals Pursuant to Rule 14a-8
A stockholder seeking to have a proposal included in the Company’s proxy statement for our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) must comply with Rule 14a-8 under the Exchange Act. Such stockholder proposals must be received by us not later than December 13, 2024 and must comply with the requirements of Rule 14a-8. Such stockholder proposals should be addressed to CarParts.com, Inc., Attn: Corporate Secretary, 2050 W. 190th Street, Suite 400, Torrance, California 90504.
Stockholder Proposals and Director Nominations
If a stockholder wishes to submit a proposal that is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, in accordance with the Bylaws, the stockholder must submit the proposal or nomination not earlier than January 23, 2025, and not later than 5:00 p.m., Pacific time, on February 22, 2025. Any such proposals or nominations must be submitted in accordance with the requirements specified in the Bylaws and, if applicable, Rule 14a-19 under the Exchange Act. Stockholders are advised to review by the Bylaws carefully.
Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” the Company’s proxy materials. A single copy of the Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke
CarParts.com, Inc.  59  2024 Proxy Statement

your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Annual Meeting Materials, please notify your broker or the Company. Direct your written request to CarParts.com, Inc., Attn: Corporate Secretary, 2050 W. 190th Street, Suite 400, Torrance, California 90504 or contact the Company by telephone at (424) 205-5512. Stockholders who currently receive multiple copies of the Annual Meeting Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
Other Business
The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.
By Order of the Board of Directors

David Meniane
Chief Executive Officer
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Appendix A
Supplemental Financial Information
Non-Gaap Measures
The table below reconciles net loss to Adjusted EBITDA for the periods presented (in thousands):
	Fiscal Year Ended
	December 30, 2023	December 31, 2022	January 1, 2022
Net loss	$(8,223)	$(951)	$ (10,339)
Depreciation & amortization	16,690	13,607	9,895
Amortization of intangible assets	36	108	110
Interest (income) expense, net	(636)	1,421	1,089
Income tax provision	145	632	351
EBITDA	$8,012	$ 14,817	$1,106
Stock compensation expense	$ 11,675	$ 11,296	$15,685
Adjusted EBITDA	$ 19,687	$ 26,113	$16,791
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Appendix B
CARPARTS.COM, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent
Tax Benefits Preservation Plan
Dated as of April 5, 2024
CarParts.com, Inc.  62  2024 Proxy Statement

TAX BENEFITS PRESERVATION PLAN
Tax Benefits Preservation Plan, dated as of April 5, 2024 (this “Plan”), between CarParts.com, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
RECITALS
WHEREAS, on April 5, 2024, the Board of Directors (the “Board”) of the Company adopted this Plan and, in connection therewith, authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on April 16, 2024 (the “Record Date”) and authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series B Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation of Series B Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), in respect of the Company may jeopardize or endanger the value or availability of certain of the Company’s tax attributes (the, “Tax Attributes”); and
WHEREAS, the Company views its Tax Attributes as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein; and
WHEREAS, in addition, the Board has determined that it is desirable and in the best interests of the Company and its stockholders that steps be taken to preserve for the Company’s stockholders the long-term value of the Company in the event of a takeover.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:
1.1. “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Plan shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than Common Stock acquired as described in clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (iii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) one or more additional shares of Common Stock (excluding any shares of Common Stock acquired after the first public announcement of the adoption of this Plan in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (B) less than
CarParts.com, Inc.  63  2024 Proxy Statement

4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (other than by virtue of acquiring Beneficial Ownership of any shares of Common Stock in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock), such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding. Notwithstanding the foregoing, (i) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests or otherwise no longer Beneficially Owns as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan, and (ii) if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Plan, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board shall otherwise determine, such Person shall not be deemed to be or to have ever become an “Acquiring Person” for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder and/or the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act.
1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan, and, to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:
1.3.1. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;
1.3.2. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (v) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are
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converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person (except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations under Section 382 of the Code), or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;
1.3.3. which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person’s Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company, provided that the foregoing shall apply only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations under Section 382 of the Code (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);
1.3.4. of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or
1.3.5. which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.
No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 (x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for the purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z) solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.
No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.5. “Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
1.6. “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.
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1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 for so long as such Person complies with any limitations or conditions required by the Board in making such determination, (iii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of shares in excess of 4.99% of the then-outstanding Common Stock will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the Tax Attributes, and (iv) any other Person if the Board has determined in good faith that such Person shall be an “Exempt Person”; provided, however, that any Person deemed to be an “Exempt Person” pursuant to subclauses (ii), (iii) or (iv) will cease to be an “Exempt Person” if the Board thereafter makes a determination that such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) would, notwithstanding its prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Attributes or the Board otherwise determines it is not in the best interests of the Company that such Person be an “Exempt Person.”
1.8. “Existing Holder” shall mean any Person (together with all Affiliates and Associates of such Person) who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person. Any Existing Holder who (together with all Affiliates and Associates of such Existing Holder), after the first public announcement of the adoption of this Plan becomes the Beneficial Owner of less than 4.99% of the Common Stock then outstanding shall cease to be an Existing Holder and shall be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.
1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
1.12. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.
1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.
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1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:
Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Tax Attributes	Recitals
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) calendar days’ prior written notice to the Rights Agent . The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Plan and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.
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Section 3. Issuance of Right Certificates.
3.1. Rights Evidenced by Stock Certificates. Until the close of business on the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”; provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
3.2. Registered Holders; Transfer. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.
3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between CarParts.com, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of April 5, 2024, as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (each, as defined in the Plan) and their transferees shall become null and void and will no longer be transferable.
With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also
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constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.
Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
5.1. The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary or any other authorized officer of the Company, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile or other electronic signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.
5.2. Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Plan, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee (“Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the
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Securities Transfer Association, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided a Signature Guarantee and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof, and the Rights Agent shall not have any duty or obligation to take any action under any section of this Plan that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity, including an open penalty surety bond, or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on April 5, 2027 (the “Final Expiration Date”), (ii) the close of business on the first anniversary of the date of this Plan if stockholder approval of this Plan has not been obtained prior to such date, (iii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the penultimate paragraph of Section 1.3, (vi) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Attributes or (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward or otherwise utilized.
7.2. Purchase. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $11.13, shall be subject to adjustment from time to time as provided in Sections 11 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3. Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights
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hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or property.
7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.
7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company and the Rights Agent shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request and expense of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and
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any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.
Section 10. Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1. Post-Execution Events.
11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend,
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subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding anything in this Plan to the contrary, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.
The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or any other Person as a result of the Company’s failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.
11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value
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equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 11.1.3 and give the Rights Agent a copy of such announcement.
11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or
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surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.4. Current Per Share Market Value.
11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if the Board shall determine, in its sole discretion, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes of this Plan.
11.4.2. Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so
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listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if the Board shall determine, in its sole discretion, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes of this Plan. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.
11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share of Preferred Stock or the nearest one-thousandth of a share of Common Stock or other share or security, as the case may be.
11.6. Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
11.7. Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
11.8. Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after
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such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.
11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the
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Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not have any duty or liability with respect thereto and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. [Reserved]
Section 14. Fractional Rights and Fractional Shares.
14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
14.2. Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
14.5. Reliance by Rights Agent. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Plan, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in
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reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments . The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under this Plan, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of its obligations under this Plan.
Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
(d) notwithstanding anything in this Plan to the contrary, the Rights Agent shall not have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
18.1. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and, from time to time, on demand of the Rights Agent, its reasonable
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expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder . The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Plan and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
18.2. The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
19.1. Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
19.2. In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
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Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations imposed by this Plan upon the following express terms and conditions (and no implied duties or obligations), by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall have no liability as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion or advice.
20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the current market price) be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary or any other authorized officer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in the absence of bad faith by it under the provisions of this Plan in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20.2.
20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of annual fees (not including reimbursed expenses and charges) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought . Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.
20.4. Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5. No Responsibility as to Certain Matters. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates subject to the terms and conditions hereof after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be any one of the Chief Executive Officer, the Chief Financial Officer, the President, the Chief Operating Officer, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary or any other authorized officer of the Company, and to apply to such officers for
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advice or instructions in connection with its duties under this Plan, and such authorization shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken or suffered to be taken by it in the absence of bad faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20.10.
20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
20.12. No Risk of Own Funds. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
20.13. No Interest. The Rights Agent shall have no responsibility to the Company, any holders of Rights, any holders of shares of Common Stock or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Plan.
20.14. No Notice. The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
20.15. Miscellaneous.
20.15.1. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may, in its sole discretion,
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refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book-Entry Shares or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.
20.15.2. The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including without limitation obligations under applicable regulation or law.
20.15.3. The Rights Agent shall act hereunder solely as agent for the Company. The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights or Common Stock.
20.15.4. The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any related law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
20.15.5. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and (if then known to the Rights Agent) to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer, corporate trust or shareholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and
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each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23. Redemption.
23.1. Right to Redeem. The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.
Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any
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sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.
In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
CarParts.com, Inc.
2050 W. 190th Street, Suite 400
Torrance, CA 90504
Attn: Corporate Secretary
Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight courier delivery addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attn: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.
Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company, subject to the terms of this Section 26, may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or
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amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from the Chief Executive Officer, Chief Financial Officer, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary or any other authorized officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Plan that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent and the Company.
Section 27. Exchange.
27.1. Exchange of Common Stock for Rights. At any time after the occurrence of a Trigger Event, the Board may, at its option, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.
27.2. Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3. Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is
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equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the case of a substitution described in the immediately preceding sentence, references to “Common Stock” shall be replaced with “Preferred Stock” where applicable throughout Section 27 of this Plan and any other provisions where appropriate to effect and properly reflect this substitution.
Section 28. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, one or more additional shares of Common Stock) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, one or more additional shares of Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof but first may request further information from such Requesting Person (e.g., information with respect to such Person or its proposed acquisition of Common Stock) in which case such determination shall be made as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt of the written response to such request; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the value or availability to the Company of the Tax Attributes or is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.
Section 29. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 31. Determination and Actions by the Board. Without limiting any of the rights and immunities of the Rights Agent, the Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, as determined by the Board, in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations and calculations deemed necessary or advisable, as determined by the Board, for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.
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Section 32. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or failure or malfunction of any utilities communication or computer services or similar occurrence).
[Signature Page Follows]
CarParts.com, Inc.  88  2024 Proxy Statement

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.
CARPARTS.COM, INC.

By	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management
CarParts.com, Inc.  89  2024 Proxy Statement

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
of
CARPARTS.COM, INC.
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
CarParts.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), the Board of Directors on April 4, 2024 adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Series B Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.001 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series B Junior Participating Preferred Stock
1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series B Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2. Dividends and Distributions.
(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series B Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding
CarParts.com, Inc.  90  2024 Proxy Statement

Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after April 5, 2024 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3. Voting Rights. The holders of shares of Series B Junior Participating Preferred Stock shall have the following voting rights:
(A) Each share of Series B Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series B Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series B Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series B Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series B Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series B Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series B Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. To the extent the Board of Directors is divided into classes, with the directors in the classes serving staggered terms, at the time of the election of directors elected by the holders of the Series B Junior Participating Preferred Stock pursuant hereto, each such additional director shall not be a member of any such class, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series B Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for
CarParts.com, Inc.  91  2024 Proxy Statement

the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series B Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series B Junior Participating Preferred Stock in this Section 3.
4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii) purchase or otherwise acquire for consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series B Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5. Reacquired Shares. Any shares of Series B Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of
CarParts.com, Inc.  92  2024 Proxy Statement

Series B Junior Participating Preferred Stock shall have received an amount per share (the “Series B Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8. No Redemption. Shares of Series B Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9. Ranking. The Series B Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.
10. Amendment. At any time that any shares of Series B Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.
11. Fractional Shares. Series B Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.
CarParts.com, Inc.  93  2024 Proxy Statement

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 4th day of April, 2024.
CARPARTS.COM, INC.

By:	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer
CarParts.com, Inc.  94  2024 Proxy Statement

EXHIBIT B
Form of Right Certificate
Certificate No. R-	Rights
NOT EXERCISABLE AFTER          , 2027 OR EARLIER IF UPON AN EXPIRATION DATE, INCLUDING IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Right Certificate
CARPARTS.COM, INC.
This certifies that       , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of April 5, 2024, as the same may be amended from time to time (the “Plan”), between CarParts.com, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on April 5, 2027 at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $11.13 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of          , 2024 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.
This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.
CarParts.com, Inc.  95  2024 Proxy Statement

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.
If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.
CarParts.com, Inc.  96  2024 Proxy Statement

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of       , 2024.
Attest:	CARPARTS.COM, INC.

By:	By:
Name:		Name:
Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A. as Rights Agent

By:
Authorized Signature
CarParts.com, Inc.  97  2024 Proxy Statement

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)
FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address
of transferee)
Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
CarParts.com, Inc.  98  2024 Proxy Statement

The undersigned hereby certifies that:
(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.
Dated:

Signature
CarParts.com, Inc.  99  2024 Proxy Statement

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate.)
To CarParts.com, Inc.:
The undersigned hereby irrevocably elects to exercise          Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
CarParts.com, Inc.  100  2024 Proxy Statement

The undersigned hereby certifies that:
(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.
Dated:

Signature
NOTICE
The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored
CarParts.com, Inc.  101  2024 Proxy Statement

CARPARTS.COM, INC.
ATTN: CORPORATE SECRETARY
2050 W. 190TH ST.
SUITE 400
TORRANCE, CA 90504

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you are a stockholder of record, you may vote in person at the meeting by requesting a ballot. To attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. Please note that you will need to print your admission ticket and bring a valid photo ID to attend the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41768-P10775 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARPARTS.COM, INC.

	For All	Withhold All	For All Except
1. Election of the following Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Meniane
02) Warren "Barry" Phelps III
03) Dr. Lisa Costa

NOTE: Such other business, if any, as may properly come before the Annual Meeting, or any adjournment, postponement or extension thereof.

The Board of Directors recommends you vote FOR the above nominees and FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

If you plan to attend the meeting in person, please register and print an admission ticket in advance at proxyvote.com, following the instructions set forth in the proxy statement. You will need the 16-digit control number printed on the other side of this proxy card.

Questions? Please contact us at 1-424-205-5512.

V41769-P10775

CARPARTS.COM, INC.
Annual Meeting of Stockholders
May 23, 2024 9:00 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Meniane and Ryan Lockwood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARPARTS.COM, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT on May 23, 2024, at CarParts.com, Inc., 2050 W. 190th St., Suite 400, Torrance, CA 90504, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side